EXHIBIT 99.3



                           LOAN AND SECURITY AGREEMENT

                           DATED AS OF APRIL 29, 1998

                                     BETWEEN

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    AS LENDER

                                       AND

                                   ZECAL CORP.

                                   AS BORROWER



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                         INDEX OF EXHIBITS AND SCHEDULES


Schedule A          -      Definitions
Schedule B          -      Lender's and Borrower's Representatives for Notices;
                           Addresses
Schedule C          -      Letters of Credit
Schedule D          -      Cash Management System
Schedule E          -      Fees and Expenses
Schedule F          -      Schedule of Documents
Schedule G          -      Financial Covenants
Schedule H          -      Schedule of Acquired Assets

Disclosure Schedule (3.2)  -        Places of Business; Corporate Names
Disclosure Schedule (3.6)  -        Real Estate
Disclosure Schedule (3.7)  -        Stock; Affiliates
Disclosure Schedule (3.10) -        Taxes
Disclosure Schedule (3.12) -        ERISA
Disclosure Schedule (3.13) -        Litigation
Disclosure Schedule (3.14) -        Intellectual Property
Disclosure Schedule (3.16) -        Environmental Matters
Disclosure Schedule (3.17) -        Insurance
Disclosure Schedule (5(c)) -        Indebtedness
Disclosure Schedule (5(h)) -        Liens
Disclosure Schedule (6.1)  -        Actions to Perfect Liens

Exhibit A           -      Form of Notice of Revolving Credit Advance
Exhibit B           -      Other Reports and Information
Exhibit C           -      Form of Borrowing Base Certificate
Exhibit D           -      Form of Accounts Payable Analysis
Exhibit E           -      Form of Accounts Receivable Rollforward Analysis
Exhibit F           -      Form of Revolving Credit Note
Exhibit G           -      Intentionally Omitted
Exhibit H           -      Form of Secretarial Certificate (Borrower)
Exhibit H-1         -      Form of Secretarial Certificate (P.G. Design)
Exhibit I           -      Form of Power of Attorney
Exhibit J           -      Form of Certificate of Compliance


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                          GE CAPITAL COMMERCIAL FINANCE

         This LOAN AND SECURITY AGREEMENT is dated as of April 29, 1998, and agreed to by and between ZECAL CORP., a Delaware C corporation ("Borrower"), any other Credit Party executing this Agreement, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

RECITALS

         A. The purpose of this Agreement is to provide to Borrower revolving credit loans (including a subfacility for letters of credit) (collectively, the "Loans") having the following general description:

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              TRANSACTION SUMMARY AS OF THE DATE OF THIS AGREEMENT
              ----------------------------------------------------

REVOLVING CREDIT LOAN

       Maximum Amount:                      $4,000,000

       Term:                                3 years

       Revolving Credit Rate:               Index Rate plus 3.25%

       Letter of Credit Subfacility:        $500,000

       Borrowing Base:                      (a) 85% (or such lesser percentage
                                            as may be specified by Lender from
                                            time to time by written notice to
                                            Borrower) of the value (as
                                            determined by Lender) of Borrower's
                                            Eligible Accounts; provided, that
                                            Lender (without limiting its rights
                                            to otherwise reduce the foregoing
                                            percentage) shall reduce the
                                            foregoing percentage by one
                                            percentage point for each percentage
                                            point that the dilution of
                                            Borrower's Accounts (calculated as
                                            the average dilution from the
                                            Accounts Receivable Roll Forward
                                            Analysis over the most recent 3
                                            months) exceeds 5%, plus (b) the
                                            lesser of (i) $1,300,000 less the
                                            Equipment Availability Reduction
                                            Amount or (ii) 90% (or such lesser
                                            percentage as may be specified by
                                            Lender from time to time by written
                                            notice to Borrower) of the value (as
                                            set forth in the Appraisal) of
                                            Borrower's Eligible Equipment.

FEES

         Closing Fee:                       $15,000

         Collateral Monitoring Fee:         $400 per month

         Unused Line Fee:                   .375% as more fully described on
                                            Schedule E

         Letter of Credit Fee:              2.0% as more fully described on
                                            Schedule C

         Prepayment Fee:                    3% in year one; 2% in year two; and
                                            1% in year three as more fully
                                            described on Schedule E

The Loans described generally here are established and governed by the terms and conditions set forth below in this Agreement and the other Loan Documents, and if there is any conflict between this general description and the express terms and conditions below or elsewhere in the Loan Documents, such other express terms and conditions shall control.
--------------------------------------------------------------------------------

         B. Borrower desires to obtain the Loans and other financial accommodations from Lender and Lender is willing to provide the Loans and accommodations all in accordance with the terms of this Agreement.
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         C. Capitalized terms used herein shall have the meanings assigned to them in Schedule A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Schedule A shall govern. All Schedules, Disclosure Schedules, Attachments, Addenda and Exhibits (collectively, "Appendices") hereto, or expressly identified in this Agreement, are incorporated herein by reference, and taken together with this Agreement, constitute but a single agreement. These Recitals shall be construed as part of this Agreement.

AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.       AMOUNT AND TERMS OF CREDIT

1.1.     Loans.

(a) Subject to the terms and conditions of this Agreement, from the Closing Date and until the Commitment Termination Date (i) Lender agrees (A) to make available advances (each, a "Revolving Credit Advance") and (B) to incur Letter of Credit Obligations, in an aggregate outstanding amount not to exceed the Borrowing Availability, and (ii) Borrower may at its request from time to time borrow, repay and reborrow Revolving Credit Advances, and may cause Lender to incur Letter of Credit Obligations, under this Section 1.1.

(b) Borrower shall request each Revolving Credit Advance by written notice to Lender substantially in the form of Exhibit A (each a "Notice of Revolving Credit Advance") given no later than 10:00 A.M. (Chicago time) on the Business Day of the proposed Revolving Credit Advance. Lender shall be fully protected under this Agreement in relying upon, and shall be entitled to rely upon, (i) any Notice of Revolving Credit Advance believed by Lender to be genuine, and
(ii) the assumption that the Persons making electronic requests or executing and delivering a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary.

(c) The Revolving Credit Loan shall be evidenced by, and be repayable in accordance with the terms of, the Revolving Credit Note and this Agreement.

(d) Borrower agrees that Lender, in making any Revolving Credit Advance or incurring any other Obligation hereunder, shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Lender by Borrower and other information available to Lender. Borrower further agrees that Lender shall be under no obligation to make any further Revolving Credit Advance or incur any other Obligation if Borrower shall have failed to deliver a Borrowing Base Certificate to Lender by the time specified in Section 4.1(b).

(e) Letters of Credit. Subject to the terms and conditions of this Agreement, including Schedule C, Borrower shall have the right to request, and Lender agrees to incur, the Letter of Credit Obligations for the account of Borrower in accordance with Schedule C.
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1.2.     Term and Prepayment.

(a) The obligation of Lender to make Revolving Credit Advances and extend other financial accommodations shall be in effect from the Closing Date until the Commitment Termination Date. Upon the Commitment Termination Date Borrower shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all accrued but unpaid interest thereon; (ii) an amount sufficient to enable Lender to hold cash collateral as specified in Schedule C and (iii) all other non-contingent Obligations due to or incurred by Lender. Upon payment of the amounts specified in the immediately preceding sentence, Borrower's obligation to pay the Unused Line Fee shall simultaneously terminate.

(b) If the Revolving Credit Loan shall at any time exceed the Borrowing Availability, then Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess; any such excess balance outstanding shall nevertheless constitute Obligations that are evidenced by the Revolving Credit Note, secured by the Collateral and entitled to all of the benefits of the Loan Documents.

(c) Subject to Section 1.2(d), Borrower shall have the right, at any time upon thirty (30) days prior written notice to Lender to (i) terminate voluntarily Borrower's right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit Advances and Letter of Credit Obligations and (ii) prepay all of the Obligations. The effective date of termination of the Revolving Credit Loan specified in such notice shall be the Commitment Termination Date.

(d) If Borrower exercises its right of termination and prepayment, or if Borrower's right to receive or benefit from, and Lender's obligation to make or to incur, Revolving Credit Advances and Letter of Credit Obligations is terminated for any reason prior to April 29, 2001 (including, without limitation, as a result of the occurrence of an Event of Default), Borrower shall pay to Lender the applicable Prepayment Fee.

1.3. Use of Proceeds. Borrower shall use the proceeds of the Loans for working capital and other general corporate purposes.

1.4. Single Loan. The Loans and all of the other Obligations of Borrower to Lender shall constitute one general obligation of Borrower secured by all of the Collateral.

1.5.     Interest.

(a) Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances at a floating rate equal to the Index Rate plus three and twenty five hundredths percent (3.25%) per annum (the "Revolving Credit Rate").

(b) Interest shall be payable on the outstanding Revolving Credit Advances (i) in arrears for the preceding calendar month on the first day of each calendar month (commencing May 1, 1998), (ii) on the Commitment Termination Date, and
(iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

(c) All computations of interest, and all calculations of the Letter of Credit Fee, shall be made by Lender on the basis of a three hundred and sixty (360) day

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year, in each case for the actual number of days occurring in the period for which such interest or fee is payable. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(d) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, upon notice to the Borrower (except that no notice shall be required upon the occurrence of any Event of Default specified in Sections 7.1(e), (f) or (g)) the Revolving Credit Rate and the Letter of Credit Fee shall automatically be increased by two percentage points (2%) per annum (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest and Letter of Credit Fees, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

(e) If any interest or other payment (including Unused Line Fees, Letter of Credit Fees and Collateral Monitoring Fees) to Lender under this Agreement becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

(f) In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.

1.6. Cash Management System. On or prior to the Closing Date and until the Termination Date, Borrower will establish and maintain the cash management system described in Schedule D. All payments in respect of the Collateral shall be made to or deposited in the blocked or lockbox accounts described in Schedule D in accordance with the terms thereof.

1.7. Fees. As compensation for Lender's costs and efforts incurred and expended in entering into this Agreement and in consideration of Lender's making the Loans available to Borrower, Borrower agrees to pay to Lender the Fees set forth in Schedule E.

1.8. Receipt of Payments. Borrower shall make each payment under this Agreement (not otherwise made pursuant to Section 1.9) without set-off or counterclaim not later than 10:00 A.M. (Chicago time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. For purposes of computing interest and Fees, all payments shall be deemed received by Lender on the Business Day of receipt of good funds in the Collection Account. For purposes of determining the Borrowing Availability, payments shall be deemed received by Lender upon receipt of good funds in the Collection Account.

1.9. Application and Allocation of Payments. Borrower irrevocably agrees that Lender shall have the continuing and exclusive right to apply any and all payments against the then due and payable Obligations in such order as Lender may deem advisable. In the absence of a specific determination by Lender with respect thereto, the same shall be applied in the following order: (a) then due and payable Fees and expenses; (b) then due and payable interest payments; (c) then due and payable Obligations other than Fees, expenses and interest and principal payments; and (d) then due and payable principal payments on the Revolving Credit Loan. Lender is authorized to, and at its option may (without prior notice or precondition and at any time or times), but shall not be obligated to, make or cause to be made Revolving Credit Advances on behalf of

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Borrower for: (a) payment of all Fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents, (b) the payment, performance or satisfaction of any of Borrower's obligations with respect to preservation of the Collateral or otherwise under this Agreement, or (c) any premium in whole or in part required in respect of any of the policies of insurance required by this Agreement, even if the making of any such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan to exceed the Borrowing Availability, and Borrower agrees to repay immediately, in cash, any amount by which the Revolving Credit Loan exceeds the Borrowing Availability.

1.10. Accounting. Lender is authorized to record on its books and records the date and amount of each Loan and each payment of principal thereof and such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Lender shall provide Borrower on a monthly basis a statement and accounting of such recordations but any failure on the part of the Lender to keep any such recordation (or any errors therein) or to send a statement thereof to Borrower shall not in any manner affect the obligation of Borrower to repay (with applicable interest) the Loans made to Borrower under this Agreement. Except to the extent that Borrower shall, within forty-five (45) days after such statement and accounting is sent, notify Lender in writing of any objection Borrower may have thereto (stating with particularity the basis for such objection), such statement and accounting shall be deemed final, binding and conclusive upon Borrower, absent manifest error. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Lender shall review any item objected to within forty-five (45) days following Borrower's timely objection, and Lender's determination, based upon the facts available, of any item so objected to in such notice shall (absent manifest error) likewise be final, binding and conclusive on Borrower.

1.11. Indemnity. Borrower and each other Credit Party executing this Agreement jointly and severally agree to indemnify and hold Lender and its Affiliates, and their respective employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement and the other Loan Documents or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, including any and all product liabilities, Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents
(collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO THE BORROWER OR TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY
THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR
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TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY
OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

1.12. Taxes. All payments to Lender under any Loan Document shall be made free and clear of, and without deduction for, any Taxes. If Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan Document, then the amount payable to Lender shall be increased so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 1.12), Lender receives an amount equal to that which it would have received had no such deductions been made and Borrower shall pay the full amount deducted to the relevant taxing authority, and promptly furnish to Lender tax receipts evidencing such payment. Borrower shall pay and indemnify Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.12) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

1.13. Borrowing Base; Reserves. The Borrowing Base shall be determined by Lender (including the eligibility of Accounts and Equipment) based on the most recent Borrowing Base Certificate delivered to Lender in accordance with Section 4.1(b) and such other information available to Lender. Without limiting any other rights and remedies of Lender hereunder or under the other Loan Documents, the Revolving Credit Loan shall be subject to Lender's continuing right to withhold from Borrowing Availability reserves, and to increase and decrease such reserves from time to time, if and to the extent that in Lender's good faith judgment such reserves are necessary, including to protect Lender's interest in the Collateral or to protect Lender against possible non-payment of Accounts for any reason by Account Debtors or possible diminution of the value of any Equipment or possible non-payment of any of the Obligations or for any taxes or customs duties or in respect of any state of facts which could constitute a Default. Without limiting the foregoing, (i) Lender shall establish a reserve in such amount as Lender shall deem appropriate as a result of Borrower's failure to deliver to Lender an executed landlord waiver, in form and substance satisfactory to Lender in its sole discretion with respect to the premises commonly known as 456 North Sanford, Churchville, New York 14428, and (ii) Lender shall establish a reserve in the amount of $800,000 until such time (A) as the landlord of the premises commonly known as 456 North Sanford, Churchville, New York 14428, consents to the assignment of the lease of such premises from Seller to Borrower and (B) Borrower provides Lender with the name of the record owner of such premises and a legal description for such premises. Lender may, at its option, implement reserves by designating as ineligible a sufficient amount of Accounts or Equipment which would otherwise be Eligible Accounts or Eligible Equipment, as the case may be, so as to reduce the Borrowing Base by the amount of the intended reserves.

2.       CONDITIONS PRECEDENT

2.1. Conditions to the Initial Loans. Lender shall not be obligated to make any of the Loans, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied in a manner satisfactory to Lender in its sole discretion, or waived in writing by Lender:

(a) the Loan Documents to be delivered on or before the Closing Date shall have been duly executed and delivered by the appropriate parties, all as set forth in the Schedule of Documents (Schedule F);
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(b) Lender shall have received evidence satisfactory to it that all Liens upon any of the Collateral (other than Permitted Encumbrances) shall have been terminated immediately upon payment of the Indebtedness secured by such Liens;

(c) Lender shall have received evidence satisfactory to it that each Credit Party has obtained all consents and acknowledgments of all Persons and Governmental Authorities whose consents or acknowledgments may be required prior to the execution and delivery of this Agreement, the other Loan Documents and the Acquisition Documents and the consummation of the transactions contemplated hereby and thereby and that such consents or acknowledgments remain in full force and effect;

(d) Lender shall have received evidence satisfactory to it that the insurance policies provided for in Section 3.17 are in full force and effect, together with appropriate evidence showing loss payable or additional insured clauses or endorsements in favor of Lender as required under such Section;

(e) Lender shall have completed a field audit of Seller and the results thereof shall be satisfactory to Lender, and as of the Closing Date Net Borrowing Availability shall be not less than $700,000 after giving effect to the initial Revolving Credit Advance and Letter of Credit Obligations (on a pro forma basis, with trade payables being paid currently, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales);

(f) Lender shall have received an opinion of counsel for each Credit Party with respect to the Loan Documents in form and substance satisfactory to Lender;

(g) payment by Borrower of the Closing Fee and all other fees, costs, and expenses payable by Borrower hereunder that have accrued as of the Closing Date;

(h) Lender shall have received evidence satisfactory to it that the purchase price payable by Borrower in connection with the Acquisition plus the amount of assumed liabilities and aggregate fees and closing costs (including those payable to Lender) shall not exceed $1,900,000 (provided, that the liabilities assumed by Borrower shall not exceed $300,000, the aggregate fees and closing costs in connection with the Acquisition shall not exceed $100,000 and the cash portion of the purchase price paid to Seller shall not exceed $500,000);

(i) the Acquisition, the assignment and terms of all leases, contracts, licenses, agreements and intellectual property, and the transfer of title to the assets being purchased thereby free and clear of all Liens and encumbrances in connection therewith, and the documentation relating thereto (including the Acquisition Documents) shall be in form and substance satisfactory to Lender;

(j) Lender shall have received evidence satisfactory to Lender that the transactions contemplated by the Acquisition Documents will be consummated on the Closing Date in accordance with the Acquisition Documents;

(k) Lender shall have received evidence satisfactory to Lender that (i) each of Borrower and Seller (a) has filed any required notification under Section 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended (the "HSR Act")) and the rules and regulations promulgated thereunder and (b) has complied with all requests for additional information and documentary material from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act and (ii) all waiting

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periods applicable to the Acquisition under the HSR Act have expired or been terminated;

(l) Lender shall have received in form and substance satisfactory to it a pro forma balance sheet of Borrower which balance sheet shall give effect to the Acquisition and the incurrence of the Obligations;

(m) Lender shall have received executed copies of each of the Acquisition Documents (including all exhibits, schedules, disclosure letters and opinions referred to therein or delivered pursuant thereto), and any landlord agreement, any employment agreement, and any stockholders' agreement, voting trust agreement, stock redemption agreement or any other agreement with shareholders of Borrower in each case as and in effect on the Closing Date in form and substance satisfactory to Lender, certified by an authorized officer of Borrower as true, correct and complete copies thereof;

(n) Lender shall have received a certificate from the chief financial officer of Borrower certifying that (i) upon payment of the purchase price, the Acquisition shall have been consummated in accordance with the Acquisition Documents, (ii) the representations and warranties of the Borrower in the Acquisition Documents are true, complete and correct in all material respects on and as of the Closing Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (iii) to the best knowledge of Borrower, no Person party to any Acquisition Document is in default in the performance or compliance with any of the material terms or provisions of any Acquisition Document;

(o) Lender shall have received evidence satisfactory to it that on or prior to the Closing Date Borrower has received $500,000 of gross cash proceeds from the issuance of additional common stock to P.G. Design on terms satisfactory to Lender;

(p) Lender shall have received evidence satisfactory to it that on or prior to the Closing Date, Borrower shall have issued an unsecured subordinated promissory note to Seller in the principal amount of $1,100,000 on terms satisfactory to Lender (the "Seller Note"), and Seller shall have executed a subordination agreement in favor of Lender on terms satisfactory to Lender (the "Seller Subordination Agreement");

(q) Borrower shall have provided Lender with a satisfactory capital budget;

(r) after giving effect to the Acquisition, Borrower's corporate and capital structure and Borrower's material contracts (including any mandatory take-back agreements) shall be in form and substance satisfactory to Lender; and

(s) Borrower and Lender shall have received an indemnity from HTI in form and substance satisfactory to Lender with respect to any applicable bulk sales or similar laws.

2.2. Further Conditions to the Loans. Lender shall not be obligated to fund any Loan (including the initial Loans), if, as of the date thereof:

(a) any representation or warranty by any Credit Party contained herein or in any of the other Loan Documents shall be untrue or incorrect as of such date,

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except to the extent that any such representation or warranty is expressly stated to relate to a specific earlier date, in which case, such representation and warranty shall be true and correct as of such earlier date; or

(b) any event or circumstance which has had or reasonably could be expected to have a Material Adverse Effect shall have occurred since the Closing Date; or

(c) any Default shall have occurred and be continuing or would result after giving effect to such Loan; or

(d) after giving effect to such Loan the Revolving Credit Loan would exceed the Borrowing Availability; or

(e) any action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any other Loan Document or the consummation of any transaction contemplated hereby or thereby and which, in Lender's sole judgment, would make it inadvisable to consummate any transaction contemplated by this Agreement or any other Loan Document.

The request and acceptance by Borrower of the proceeds of any Loan shall be deemed to constitute, as of the date of such request and the date of such acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by Borrower of the granting and continuance of Lender's Liens pursuant to the Loan Documents.

3.       REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

To induce Lender to enter into this Agreement and to make the Loans, Borrower and each other Credit Party executing this Agreement represents and warrants (after giving effect to the Acquisition) to Lender (each of which representations and warranties shall survive the execution and delivery of this Agreement), and promises to and agrees with Lender until the Termination Date as follows:

3.1.     Corporate Existence; Compliance with Law. Each Credit Party: (a) is, as of the Closing Date, and will continue to be (i) a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (iii) in compliance with all Requirements of Law and Contractual Obligations, except to the extent failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (b) has and will continue to have (i) the requisite corporate power and authority and the legal right to execute, deliver and perform its obligations under the Loan Documents, and to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, to consummate the Acquisition, and to conduct its business as now, heretofore or proposed to be conducted, and (ii) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over such Credit Party which are necessary or appropriate for the conduct of its business and the consummation of the Acquisition.
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3.2.     Executive Offices; Corporate or Other Names; Conduct of Business. The
location of Borrower's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) are as set forth in Disclosure Schedule (3.2) and, except as set forth in such Disclosure Schedule, such locations have not changed during the preceding twelve
(12) months. As of the Closing Date, during the prior five (5) years, except as set forth in Disclosure Schedule (3.2), Borrower has not been known as or conducted business in any other name (including trade names). Borrower shall not change its (a) name, (b) chief executive office, (c) corporate offices, (d) warehouses or other Collateral locations, or (e) location of its records concerning the Collateral, or acquire, lease or use any real estate after the Closing Date without, in each instance, giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed necessary or appropriate by Lender to continuously protect and perfect Lender's Liens upon the Collateral.

3.3. Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by each Credit Party of the Loan Documents and the Acquisition Documents to which it is a party, the consummation of the Acquisition, and the creation of all Liens provided for herein and therein: (a) are and will continue to be within such Credit Party's power and authority; (b) have been and will continue to be duly authorized by all necessary or proper action; (c) are not and will not be in violation of any Requirement of Law or Contractual Obligation of such Credit Party; (d) do not and will not result in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral or property of any Credit Party; and (e) do not and will not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(c) (all of which will have been duly obtained, made or complied with on or before the Closing Date and shall be in full force and effect on such date). As of the Closing Date, each Loan Document and the Acquisition Document shall have been duly executed and delivered on behalf of each Credit Party thereto, and each such Loan Document and Acquisition Document upon such execution and delivery shall be and will continue to be a legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and by general principles of equity.

3.4.     Financial Statements and Projections; Books and Records.

(a) The Financial Statements delivered by Borrower to Lender for its most recently ended Fiscal Year and Fiscal Month, are true, correct and complete and reflect fairly and accurately the financial condition of Borrower as of the date of each such Financial Statement in accordance with GAAP. The Projections most recently delivered by Borrower to Lender have been prepared in good faith, with care and diligence and use assumptions that are reasonable under the circumstances at the time such Projections were prepared and as of the date delivered to Lender and all such assumptions are disclosed in the Projections. Borrower has delivered as of the Closing Date the Financial Statements for Seller's most recently ended Fiscal year and Fiscal Month, which Financial Statements are true, correct and complete and reflect fairly and accurately the financial condition of Seller as of the date of each of such Financial Statement.

(b) Borrower shall keep adequate Books and Records with respect to the Collateral and its business activities in which proper entries, reflecting all consolidated and consolidating financial transactions, and payments received on any and all credits granted to, and all other dealings with, the Collateral,

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

will be made in accordance with GAAP and all Requirements of Law and on a basis consistent with the Financial Statements.

3.5. Material Adverse Change. Between the date of Seller's most recently audited Financial Statements delivered to Lender and the Closing Date: (a) no Credit Party has incurred any obligations, contingent or non-contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the Projections delivered on or prior to the Closing Date and which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) there has been no material deviation from such Projections; and (c) no events have occurred which alone or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect. No Requirement of Law or Contractual Obligation (including any Acquisition Document) of any Credit Party has or have had or could reasonably be expected to have a Material Adverse Effect and no Credit Party is in default, and to such Credit Party's knowledge no third party is in default under or with respect to any of its Contractual Obligations, which alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

3.6. Real Estate; Property. As of the Closing Date, the real estate listed in Disclosure Schedule (3.6) constitutes all of the real property owned, leased, or used by Borrower in its business, and Borrower will not execute any material agreement or contract in respect of such real estate after the date of this Agreement without giving Lender prompt written notice thereof. Borrower holds and will continue to hold good and marketable fee simple title to all of its owned real estate, and good and marketable title to all of its other properties and assets, and valid and insurable leasehold interests in all of its leases (both as lessor and lessee, sublessee or assignee), and none of the properties and assets of Borrower are or will be subject to any Liens, except Permitted Encumbrances. With respect to each of the premises identified in Disclosure Schedule (3.6) on or prior the Closing Date a bailee, landlord or mortgagee agreement acceptable to Lender has been obtained.

3.7. Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth in Disclosure Schedule (3.7), as of the Closing Date no Credit Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each Credit Party (including all rights to purchase, options, warrants or similar rights or agreements pursuant to which any Credit Party may be required to issue, sell, repurchase or redeem any of its Stock) as of the Closing Date is owned by each of the Stockholders (and in the amounts) set forth on Disclosure Schedule (3.7). All outstanding Indebtedness of each Credit Party as of the Closing Date is described in Disclosure Schedule (5(c)).

3.8. Government Regulation. No Credit Party is subject to or regulated under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act or any other Federal or state statute, rule or regulation that restricts or limits such Person's ability to incur Indebtedness, pledge its assets, or to perform its obligations under the Loan Documents or the Acquisition Documents. The making of the Loans, the application of the proceeds and repayment thereof, and the consummation of the transactions contemplated by the Loan Documents and the Acquisition Documents do not and will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

3.9. Margin Regulations. No Credit Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulations U or G of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). No Credit Party owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U or X of the Federal Reserve Board. No Credit Party will take or permit to be taken any action which might cause any Loan Document to violate any regulation of the Federal Reserve Board.

3.10. Taxes; Charges. Except as disclosed on Disclosure Schedule (3.10) all tax returns, reports and statements required by any Governmental Authority to be filed by Borrower and, to the best of Borrower's knowledge, Seller have, as of the Closing Date, been filed and (other than with respect to Seller) will, until the Termination Date, be filed with the appropriate Governmental Authority and no tax Lien has been filed against Borrower or Borrower's property. Proper and accurate amounts have been and will be withheld by Borrower (and to the best of Borrower's knowledge, by Seller with respect to the period prior to the Closing
Date) from their respective employees for all periods in complete compliance with all Requirements of Law and such withholdings have and will be timely paid to the appropriate Governmental Authorities. Disclosure Schedule (3.10) sets forth as of the Closing Date those taxable years for which Borrower's (and to the best of Borrower's knowledge, Seller's) tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Disclosure Schedule (3.10), Borrower (and to the best of Borrower's knowledge, Seller with respect to the period prior to the Closing Date) has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. Borrower is not liable for any Charges: (a) under any agreement (including any tax sharing agreements) or (b) to Borrower's knowledge, as a transferee. As of the Closing Date, Borrower (or, to the best of Borrower's knowledge, Seller) has not agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect.

3.11. Payment of Obligations. Borrower will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its Charges and other obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Borrower and none of the Collateral is or could reasonably be expected to become subject to any Lien or forfeiture or loss as a result of such contest.

3.12.    ERISA.

(a) As of the Closing Date, Disclosure Schedule (3.12) lists and separately identifies all Title IV Plans, Multiemployer Plans, ESOPs and Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest form 5500 for each such Plan, have been delivered to Lender. Borrower shall give Lender prior written notice of the establishment of any Plan. Each Qualified

Plan has been determined by the IRS to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC , including the filing of reports required under the IRC or ERISA. Neither Borrower nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. Neither Borrower nor any ERISA Affiliate has engaged in a prohibited transaction, as defined in Section 4975 of the IRC, in connection with any Plan, which would subject Borrower to a material tax on prohibited transactions imposed by Section 4975 of the IRC.

(b) Except as set forth in Disclosure Schedule (3.12): (i) no Title IV Plan has any Unfunded Pension Liability; (ii) no ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of Borrower, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (iv) neither Borrower nor any ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five (5) years no Title IV Plan with Unfunded Pension Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of Borrower or any ERISA Affiliate; and (vi) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation or the equivalent by another nationally recognized rating agency.

         3.13. Litigation. No Litigation is pending or, to the knowledge of any Credit Party, threatened by or against any Credit Party or against any Credit Party's properties or revenues (a) with respect to any of the Loan Documents or the Acquisition Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect. Except as set forth on Disclosure Schedule (3.13), as of the Closing Date there is no Litigation pending or threatened against any Credit Party which seeks damages in excess of $50,000 or injunctive relief or alleges criminal misconduct of any Credit Party. Each Credit Party shall notify Lender promptly upon learning of the existence or commencement of any Litigation commenced or to the knowledge of any Credit Party threatened against any Credit Party that: (x) may involve an amount in excess of $50,000; (y) could reasonably be expected to have a Material Adverse Effect whether or not determined adversely; or (z) regardless of amount (i) is asserted or instituted, against any Plan, its fiduciaries or its assets, or against any Credit Party or any ERISA Affiliate in connection with any Plan, (ii) includes any demand for injunctive relief, (iii) alleges criminal misconduct by any Credit Party, or (iv) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities.

3.14. Intellectual Property. As of the Closing Date, all Intellectual Property owned or used by Borrower is listed, together with application or registration numbers, where applicable, in Disclosure Schedule (3.14). Borrower owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license could not reasonably be expected to have a Material Adverse Effect.

3.15. Full Disclosure. No information contained in any Loan Document, any Acquisition Document, the Financial Statements or any written statement furnished by or on behalf of any Credit Party under any Loan Document or any Acquisition Document, or to induce Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.16. Hazardous Materials. Except as set forth on Disclosure Schedule (3.16), as of the Closing Date, (a) each real property location owned, leased or occupied by Borrower (the "Real Property") is maintained free of contamination from any Hazardous Material, (b) Borrower is not subject to any Environmental Liabilities or, to Borrower's knowledge, potential Environmental Liabilities, in excess of $50,000 in the aggregate, (c) no notice has been received by Borrower identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of Borrower, there are no facts, circumstances or conditions that may result in Borrower being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (d) Borrower has provided to Lender copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to Borrower. Borrower: (i) shall comply in all material respects with all applicable Environmental Laws and Environmental Permits; (ii) shall notify Lender in writing within seven (7) days if and when it becomes aware of any Release, on, at, in, under, above, to, from or about any of its Real Property; and (iii) shall promptly forward to Lender a copy of any order, notice, permit, application, or any communication or report received by it in connection with any such Release.

3.17. Insurance. As of the Closing Date, Disclosure Schedule (3.17) lists all insurance of any nature maintained for current occurrences by Borrower, as well as a summary of the terms of such insurance. Borrower shall deliver to Lender endorsements to all of its and those of its Subsidiaries (a) "All Risk" and business interruption insurance policies naming Lender loss payee, and (b) general liability and other liability policies naming Lender as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance acceptable to Lender, showing loss payable to Lender (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Lender, will provide that the insurance companies will give Lender at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Borrower shall direct all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Lender. If any insurance proceeds are paid by check, draft or other instrument payable to Borrower and Lender jointly, Lender may endorse Borrower's name thereon and do such other things as Lender may deem advisable to reduce the same to cash. Lender reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance to adequately protect Lender's interests in accordance with Lender's normal practice for similarly situated borrowers. Borrower shall, on each anniversary of the Closing Date and from time to time at Lender's request, deliver to Lender a report by a reputable insurance broker, satisfactory to Lender, with respect to Borrower's insurance policies.

3.18. Deposit and Disbursement Accounts. Attachment I to Schedule D lists all banks and other financial institutions at which Borrower maintains deposits and/or other accounts, including the Disbursement Account, and such Attachment correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. Borrower will not establish any depository or other bank account of any kind with any financial institution (other than the accounts set forth on Attachment 1 to Schedule D) without Lender's prior written consent.

3.19. Accounts. As of the date of each Borrowing Base Certificate delivered to Lender, each Account listed thereon as an Eligible Account shall be an Eligible Account. Borrower has not made, and will not make, any agreement with any Account Debtor for any extension of time for the payment of any Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Borrower in the ordinary course of its business consistent with historical practice and as previously disclosed to Lender in writing; provided, that Borrower may permit deductions, extensions, compromises, settlements and releases of the Accounts which, in the aggregate, during any Fiscal Quarter will not exceed $10,000. With respect to the Accounts pledged as collateral by Borrower pursuant to any Loan Document (a) the amounts shown on all invoices, statements and reports which may be delivered to the Lender with respect thereto are actually and absolutely owing to Borrower as indicated thereon and are not in any way contingent; (b) no payments have been or shall be made thereon except payments immediately delivered to the applicable Lock Box Accounts or the Lender as required hereunder; and (c) to Borrower's knowledge all Account Debtors have the capacity to contract. Borrower shall notify Lender promptly of any event or circumstance which to Borrower's knowledge would cause Lender to consider any then existing Account as no longer constituting an Eligible Account.

3.20. Equipment. As of the date of each Borrowing Base Certificate delivered to Lender, all Equipment listed thereon as Eligible Equipment shall be Eligible Equipment. Borrower shall promptly notify Lender of any event or circumstance which, to Borrower's knowledge, would cause Lender to consider any then existing Equipment as no longer constituting Eligible Equipment.

3.21. Conduct of Business; Maintenance of Existence. Borrower (a) shall conduct its business substantially as now conducted or as otherwise permitted hereunder and preserve all of its rights, privileges and franchises necessary and desirable in connection therewith, and (b) shall at all times maintain, preserve and protect all of the Collateral and Borrower's other property, used or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

3.22. Further Assurances. At any time and from time to time, upon the written request of Lender and at the sole expense of Borrower, Borrower and each other Credit Party shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable (a) to obtain the full benefits of this Agreement and the other Loan Documents, (b) to protect, preserve and maintain Lender's rights in the Collateral and any other property in which Lender has a Lien, or any of it, and under this Agreement, or (c) to enable Lender to exercise all or any of the rights and powers herein granted.

3.23. Acquisition Documents. Lender has received a complete and correct copy of each of the Acquisition Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. Each of the Acquisition Documents has been duly executed and delivered by the appropriate party thereto and is in full force and effect.

3.24. Landlord Waiver; Consent to Assignment. Within thirty (30) days following the Closing Date, Borrower shall deliver to Lender a landlord waiver and within fourteen (14) days following the Closing Date, Borrower shall deliver to Lender a consent to the assignment of the lease to Borrower, each in form and substance satisfactory to Lender in its sole discretion, with respect to Borrower's leased premises at 456 North Sanford, Churchville, New York 14428, executed by Borrower's landlord.

3.25. Qualification to do Business. Within thirty (30) days following the Closing Date, Borrower shall be qualified to do business in the State of New York and Borrower shall provide Lender with a good standing certificate for Borrower from the State of New York.

3.26. Intellectual Property. Within five (5) days following the Closing Date, Borrower shall have provided evidence to Lender that Bororwer has submitted the patents and trademarks that it has acquired in connection with the Acquisition to the appropriate jurisdiction for recordation.

4.       FINANCIAL MATTERS; REPORTS

4.1. Reports and Notices. Borrower represents, agrees and promises that from and after the Closing Date until the Termination Date, Borrower shall deliver to
Lender:

(a) within fifteen (15) days following the end of each Fiscal Month, an aged trial balance by Account Debtor and an Inventory perpetual and as soon as available but in no event later than thirty (30) days following the end of each Fiscal Month, a reconciliation of the aged trial balance and the Inventory perpetual (as the case may be) to the Borrower's general ledger and from the general ledger to the Financial Statements for such Fiscal Month accompanied by supporting detail and documentation as Lender may request;

(b) as frequently as Lender may request and in any event no later than fifteen
(15) days following the end of each Fiscal Month, a Borrowing Base Certificate in the form of Exhibit C as of the last day of the previous Fiscal Month detailing ineligible Accounts and Equipment for adjustment to the Borrowing Base, certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender;

(c) within fifteen (15) days following the end of each Fiscal Month, an Accounts Payable Analysis in the Form of Exhibit D (together with an accounts payable aging) and an Accounts Receivable Roll Forward Analysis in the Form of Exhibit E, each certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender;

(d) within thirty (30) days following the end of each Fiscal Month, the Financial Statements for such Fiscal Month, which Financial Statements shall provide comparisons to budget and actual results for the corresponding period during the prior Fiscal Year, both on a monthly and year-to-date basis, and accompanied by a certification in the form of Exhibit J by the Chief Executive Officer or Chief Financial Officer of Borrower that such Financial Statements are complete and correct, that there was no Default (or specifying those Defaults of which he or she was aware), and showing in reasonable detail the calculations used in determining compliance with the financial covenants hereunder;

(e) within ninety (90) days following the close of each Fiscal Year, the Financial Statements for such Fiscal Year certified without qualification by an independent certified accounting firm acceptable to Lender, which Financial Statements shall provide comparisons to budget and actual results for the prior Fiscal Year, both on a monthly and annual basis, and shall be accompanied by (i) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants hereunder, (ii) a report from Borrower's accountants to the effect that in connection with their audit examination nothing has come to their attention to cause them to believe that a Default has occurred or specifying those Defaults of which they are aware, and (iii) any management letter that may be issued;

(f) not less than thirty (30) days prior to the close of each Fiscal Year, the Projections, which will be prepared by Borrower in good faith, with care and diligence, and using assumptions which are reasonable under the circumstances at the time such Projections are delivered to Lender and disclosed therein when delivered;

(g) all the reports and other information set forth on Exhibit B in the time frames set forth therein;

(h) within ninety (90) days of the Closing Date, a closing balance sheet and statement of working capital in form and substance satisfactory to Lender prepared by Borrower and accompanied by a letter of Ernst & Young satisfactory to Lender as to the scope of their review which balance sheet shall definitively reflect all adjustments to Borrower's financial condition relating to the consummation of the Acquisition and the incurrence of the Obligations and provide comparisons to the pro forma balance sheet referred to in Section 2.1(l); and

(i) Appraisals of the Equipment (at Borrower's expense) at such times as requested by Lender.

4.2. Financial Covenants. Borrower shall not breach any of the financial covenants set forth in Schedule G.

4.3. Other Reports and Information. Borrower shall advise Lender promptly, in reasonable detail, of: (a) any Lien, other than Permitted Encumbrances, attaching to or asserted against any of the Collateral or any occurrence causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline; (b) any material change in the composition of the Collateral; and (c) the occurrence of any Default or other event which has had or could reasonably be expected to have a Material Adverse Effect. Borrower shall, upon request of Lender, furnish to Lender such other reports and information in connection with the affairs, business, financial condition, operations, prospects or management of Borrower or any other Credit Party or the Collateral or property of any Credit Party as Lender may request, all in reasonable detail.

5.       NEGATIVE COVENANTS

         Borrower covenants and agrees (for itself and each other Credit Party (other than P.G. Design)) that, without Lender's prior written consent, from the Closing Date until the Termination Date, neither Borrower nor any other Credit Party (other than P.G. Design) shall, directly or indirectly, by operation of law or otherwise:

(a) other than pursuant to the Acquisition, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or form any Subsidiary;

(b) except as otherwise permitted in this Section 5 below, make any investment in, or make or accrue loans or advances of money to, any Person, except that Borrower may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to Borrower pursuant to negotiated agreements with respect to settlement of such Account Debtors' Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrower in any Fiscal Quarter does not exceed $10,000 and such notes and securities are delivered to Lender as Collateral;

(c) create, incur, assume or permit to exist any Indebtedness, except: (i) the Obligations; (ii) Indebtedness (including Purchase Money Indebtedness) other than the Obligations and the Indebtedness described in clauses (iv) and (v) below in an aggregate outstanding amount for all such Credit Parties (other than P.G. Design) combined not exceeding $25,000; (iii) deferred taxes; (iv) Indebtedness of up to $600,000 to P.G. Design to the extent such Indebtedness is subordinated to the Obligations in a manner satisfactory to Lender; (v) Indebtedness evidenced by the Seller Note; and (vi) other Indebtedness set forth in Disclosure Schedule 5(c));

(d) enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates or any other Credit Party (including upstreaming and downstreaming of cash and intercompany advances and payments by a Credit Party on behalf of another Credit Party which are not otherwise permitted hereunder) other than loans or advances to employees in the ordinary course of business in an aggregate outstanding amount not exceeding $50,000;

(e) make any changes in any of its business objectives, purposes, or operations which could reasonably be expected to adversely affect repayment of the Obligations or could reasonably be expected to have a Material Adverse Effect or engage in any business other than that presently engaged in or proposed to be engaged in the Projections delivered to Lender on the Closing Date;

(f) amend its charter or by-laws or other organizational documents;

(g) incur any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of such Credit Party, and
(ii) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement;

(h) create or permit any Lien on any of its properties or assets, except for Permitted Encumbrances;

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

(i) sell, transfer, issue, convey, assign or otherwise dispose of any of its assets or properties, including its Accounts or any shares of its Stock or engage in any sale-leaseback, synthetic lease or similar transaction (provided, that the foregoing shall not prohibit (A) the sale of obsolete or unnecessary Equipment in the ordinary course of its business for fair value in an arm's length transaction, so long as no Default exists and the aggregate value of Equipment so sold does not exceed $10,000 in any Fiscal Year, or (B) the sale of Inventory in the ordinary course of its business);

(j) take any action or omit to take any action, which act or omission would constitute a material default or an event of default pursuant to, or noncompliance with, any of its Contractual Obligations;

(k) cancel any debt owing to it, except for cancellation of debt not constituting Accounts (except as permitted under Section 3.19) for reasonable consideration and in the ordinary course of its business consistent with historical practice; or

(l) make or permit any Restricted Payment, except that Borrower may make regularly scheduled payments of principal and interest in respect of the Seller Note to the extent permitted under the Seller Subordination Agreement.

6.       SECURITY INTEREST

6.1.     Grant of Security Interest.

(a) As collateral security for the prompt and complete payment and performance of the Obligations, Borrower hereby grants to the Lender a security interest in and Lien upon all of Borrower's property and assets, whether real or personal, tangible or intangible, and whether now or owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest: all Accounts; all bank and deposit accounts and all funds on deposit therein; all cash and cash equivalents; all commodity contracts; all investments; all Inventory and Equipment; all Goods; all Chattel Paper, Documents and Instruments; all Books and Records; all General Intangibles (including all Intellectual Property, Stock, contract rights, and choses in action); and to the extent not otherwise included, all Proceeds and products of all and any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, but excluding in all events Hazardous Waste (all of the foregoing, collectively, the "Collateral").

(b) Borrower and Lender agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Lender. Borrower represents, warrants and promises to Lender that: (i) Borrower is the sole owner of each item of the Collateral upon which it purports to grant a Lien pursuant to the Loan Documents, and has good and marketable title thereto free and clear of any and all Liens or claims of others, other than Permitted Encumbrances; (ii) the security interests granted pursuant to this Agreement, upon completion of the filings and other actions listed on Disclosure Schedule (6.1) (which, in the case of all filings and other documents referred to in said Schedule, have been delivered to the Lender in duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and purchasers from Borrower (other than purchasers of Inventory in the ordinary course of business) and such security interests are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Encumbrances which have priority by operation of law; and
(iii) no effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Encumbrances. Borrower promises to defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, except holders of Permitted Encumbrances, and each shall take such actions, including (x) the prompt delivery of all original Instruments, Chattel Paper and certificated Stock owned by Borrower to Lender,
(y) notification of Lender's interest in Collateral at Lender's request, and (z) the institution of litigation against third parties as shall be prudent in order to protect and preserve Borrower's and Lender's respective and several interests in the Collateral. Borrower shall mark its Books and Records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan Documents. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation."

6.2.     Lender's Rights.

(a) Lender may, (i) at any time in Lender's own name or in the name of Borrower, communicate with Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral to verify to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper or other Collateral, and (ii) at any time and without prior notice to Borrower or any other Credit Party, notify Account Debtors, parties to Contracts, and obligors in respect of Chattel Paper, Instruments, or other Collateral that the Collateral has been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, Borrower shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral. Borrower hereby constitutes Lender or Lender's designee as Borrower's attorney with power to endorse Borrower's name upon any notes, acceptance drafts, money orders or other evidences of payment or Collateral.

(b) It is expressly agreed by Borrower that, notwithstanding anything herein to the contrary, Borrower shall remain liable under each Contract, Instrument and License to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Lender shall have no obligation or liability whatsoever to any Person under any Contract, Instrument or License (between Borrower or any other Credit Party and any Person other than Lender) by reason of or arising out of the execution, delivery or performance of this Agreement, and Lender shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of Borrower, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract, Instrument or License.

(c) Borrower shall, with respect to each owned, leased, or controlled property or facility, during normal business hours and upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times): (i) provide access to such facility or property to Lender and any of its officers, employees and agents, as frequently as Lender determines to be appropriate; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts from all of Borrower's Books and Records; and (iii) permit

Lender to inspect, review, evaluate and make physical verifications and appraisals of the Inventory, Equipment and other Collateral in any manner and through any medium that Lender considers advisable, and Borrower agrees to render to Lender, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Borrower shall make available to Lender and its counsel, as quickly as practicable under the circumstances, originals or copies of all Borrower's Books and Records and any other instruments and documents which Lender may request. Borrower shall deliver any document or instrument reasonably necessary for Lender, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower.

(d) After the occurrence and during the continuance of a Default, Borrower, at its own expense, shall cause the certified public accountant then engaged by Borrower to prepare and deliver to Lender at any time and from time to time, promptly upon Lender's request, the following reports: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) test verifications of such Accounts as Lender may request. Borrower, at its own expense, shall cause its certified independent public accountants to deliver to Lender the results of any physical verifications of all or any portion of the Inventory made or observed by such accountants when and if such verification is conducted. Lender shall be permitted to observe and consult with Borrower's accountants in the performance of these tasks.

6.3. Lender's Appointment as Attorney-in-fact. On the Closing Date, Borrower shall execute and deliver a Power of Attorney in the form attached as Exhibit I. The power of attorney granted pursuant to the Power of Attorney and all powers of attorney (if any) granted under any Loan Document are powers coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender agrees and promises that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing (provided, that regardless of whether an Event of Default has occurred and is continuing, Lender may execute UCC financing statements on behalf of Borrower that it deems advisable to perfect its Liens under any Loan Document), (b) Lender shall only exercise the powers granted under the Power of Attorney in respect of Collateral, and (c) upon request of Borrower, Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to use of the Power of Attorney; provided, except as otherwise required by applicable law, Lender shall not have any duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER OR ANY OTHER CREDIT PARTY FOR ANY ACT OR FAILURE TO ACT PURSUANT TO THE POWERS GRANTED UNDER THE POWER OF ATTORNEY OR OTHERWISE, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. Borrower also hereby authorizes Lender to file any financing or continuation statement without the signature of Borrower to the extent permitted by applicable law.

6.4. Grant of License to Use Intellectual Property Collateral. For the purpose of enabling Lender to exercise its rights and remedies under the Loan

Documents, Borrower hereby grants to Lender an irrevocable, non-exclusive license (exercisable upon the occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Borrower, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third Person; provided, that such license will terminate on the Termination Date.

7.       EVENTS OF DEFAULT:  RIGHTS AND REMEDIES

7.1. Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder which shall be deemed to be continuing until waived in writing by Lender in accordance with Section 9.3:

(a) Borrower shall fail to make any payment in respect of any Obligations when due and payable or declared due and payable; or

(b) Borrower or any other Credit Party shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement or any of the other Loan Documents, regardless of whether such breach involves a covenant, promise, agreement, condition, requirement, term or provision with respect to a Credit Party that has not signed this Agreement; provided, that a breach of any covenant in Sections 3.1(a)(iii), 3.1(b)(ii), 3.10 or 3.12 shall not constitute an Event of Default unless such breach is not cured within ten (10) days of the date such breach occurred; or

(c) an event of default shall occur (and the grace and cure periods applicable thereto (if any) shall have expired without cure) under any Contractual Obligation of the Borrower or any other Credit Party (other than this Agreement and the other Loan Documents), and such event of default (i) involves the failure to make any payment (whether or not such payment is blocked pursuant to the terms of an intercreditor agreement or otherwise), whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness (other than the Obligations) of such Person in an aggregate amount exceeding the Minimum Actionable Amount, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof, in an aggregate amount exceeding the Minimum Actionable Amount to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

(d) any representation or warranty in this Agreement or any other Loan Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Lender by Borrower or any other Credit Party shall be untrue or incorrect as of the date when made in any material respect, regardless of whether such breach involves a representation or warranty with respect to a Credit Party that has not signed this Agreement; or

(e) there shall be commenced against the Borrower or any other Credit Party any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which remains unstayed or undismissed for sixty (60) consecutive days; or Borrower or any other Credit Party shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or

(f) a case or proceeding shall have been commenced involuntarily in a court having competent jurisdiction seeking a decree or order: (i) against Borrower or any other Credit Party under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (x) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of its properties, or (y) the reorganization or winding up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (ii) invalidating or denying any Person's right, power, or competence to enter into or perform any of its obligations under any Loan Document or invalidating or denying the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

(g) Borrower or any other Credit Party shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or any substantial part of its properties, (ii) make a general assignment for the benefit of creditors,
(iii) consent to or take any action in furtherance of, or, indicating its consent to, approval of, or acquiescence in, any of the acts set forth in paragraphs (e) or (f) of this Section 7.1 or clauses (i) and (ii) of this paragraph (g), or (iv) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due; or

(h) a final judgment or judgments (after expiration of all times to appeal therefrom) for the payment of money in excess of the Minimum Actionable Amount in the aggregate shall be rendered against Borrower or any other Credit Party, unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or (ii) vacated, stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment; or

(i) any other event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect and Lender shall have given Borrower notice thereof; or

(j) any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Lender shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral; or

(k) a Change of Control shall have occurred; or

(l) an "Event of Default" as defined in the P.G. Design Loan Agreement shall have occurred.

7.2.     Remedies.

(a) If any Default shall have occurred and be continuing, then Lender may terminate or suspend its obligation to make further Revolving Credit Advances and to incur additional Letter of Credit Obligations. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (i) declare all or any portion of the Obligations to be forthwith due and payable, including contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable; (ii) require that all Letter of Credit Obligations be fully cash collateralized pursuant to Schedule C; or (iii) exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of any Event of Default specified in Sections 7.1 (e), (f) or (g), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Loans, if not previously terminated, shall immediately be terminated) and the Obligations shall automatically begin to accrue interest at the Default Rate, in each case, without declaration, notice or demand by Lender.

(b) Without limiting the generality of the foregoing, Borrower expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without rent or other charge for such sales or other action with respect to the Collateral for such time or times as Lender deems necessary or advisable.

(c) Borrower further agrees, upon the occurrence and during the continuance of an Event of Default and at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Lender shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to any Collateral while such Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower agrees that ten (10) days prior notice by Lender to such Borrower of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

(d) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

7.3. Waivers by Credit Parties. Except as otherwise provided for in this Agreement and to the fullest extent permitted by applicable law, Borrower and each other Credit Party executing this Agreement waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, the Notes or any other notes, commercial paper, Accounts, Contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Lender on which such Credit Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower and each other Credit Party executing this Agreement acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.

7.4. Proceeds. The Proceeds of any sale, disposition or other realization upon any Collateral shall be applied by Lender upon receipt, in the following order of priorities: first, to reimburse or pay in full the actual expenses of Lender incurred in connection with such sale, disposition or other realization, including all other expenses, liabilities and advances incurred or made by Lender in connection therewith; second, to the other Obligations in such order as the Lender may deem advisable; third, to cash collateralize any outstanding Letter of Credit Obligations pursuant to Schedule C; and finally, after the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

8.       SUCCESSORS AND ASSIGNS

         Each Loan Document shall be binding on and shall inure to the benefit of Borrower and each other Credit Party executing such Loan Document, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Neither Borrower nor any other Credit Party may assign, transfer, hypothecate, delegate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of

Lender. Any such purported assignment, transfer, hypothecation, delegation or other conveyance by Borrower or such Credit Party without the prior express written consent of Lender shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower, the other Credit Parties and Lender with respect to the transactions contemplated hereby and thereby, and there shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Lender reserves the right at any time to create and sell participations in the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents.

9.       MISCELLANEOUS

9.1. Complete Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and no Loan Document may be modified, altered or amended except by a written agreement signed by Lender, and each other Credit Party a party to such Loan Document. Borrower and each other Credit Party executing this Agreement or any other Loan Document shall have all duties and obligations under this Agreement and such other Loan Documents from the date of its execution and delivery, regardless of whether the initial Loan has been funded at that time.

9.2. Expenses. Borrower agrees to pay or reimburse Lender for all costs and expenses incurred in connection with: (a) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents and the preservation of any rights thereunder; (b) collection (including the fees and expenses of all special counsel, advisors, consultants (including environmental and management consultants) and auditors retained in connection therewith), including deficiency collections; (c) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of any Loan (including a wire transfer fee of $15 per wire transfer); (d) any amendment, extension, modification or waiver of, or consent with respect to any Loan Document or advice in connection with the administration of the Loans or the rights thereunder; (e) any litigation, contest, dispute, suit, proceeding or action (whether instituted by or between any combination of Lender, Borrower or any other Person or Persons), and an appeal or review thereof, in any way relating to the Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and (f) any effort (i) to monitor the Loans, (ii) to evaluate, observe or assess Borrower or any other Credit Party or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral including the following with respect to all of the foregoing provisions of this Section 9.2: the fees, costs and expenses of attorneys, accountants, environmental advisors, appraisers, investment bankers, management and other consultants, and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection therewith.

9.3. No Waiver. Neither Lender's failure, at any time or times, to require strict performance by Borrower or any other Credit Party of any provision of any Loan Document, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a Default or other provision under the Loan Documents shall not suspend, waive or affect any other Default under any Loan Document, whether the same is prior or subsequent thereto and whether of the same or of a different type, and shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower or any other Credit Party to Lender contained in any Loan Document and no Default by Borrower or any other Credit Party under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

9.4. Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under the Loan Documents shall in any way affect or impair the Obligations, duties, covenants, representations and warranties, indemnities, and liabilities of Borrower or any other Credit Party or the rights of Lender relating to any unpaid Obligation, (due or not due, liquidated, contingent or unliquidated), or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date, all of which shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that all indemnity obligations of the Credit Parties under the Loan Documents shall survive the Termination Date.

9.5. Conflict of Terms. Except as otherwise provided in any Loan Document by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any other Loan Document, the provision contained in this Agreement shall govern and control.

9.6. Authorized Signature. Until Lender shall be notified in writing by Borrower or any other Credit Party to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents, or employees to be that of an officer of Borrower or such other Credit Party listed in the Secretarial Certificate in the form of Exhibit H or Exhibit H-1, as applicable, shall bind Borrower and such other Credit Party and be deemed to be the act of Borrower or such other Credit Party affixed pursuant to and in accordance with resolutions duly adopted by Borrower's or such other Credit Party's Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance of such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

         9.7. Notices. Except as otherwise provided herein, whenever any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 9.7), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule B or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Lender) designated in Schedule B to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

9.8. Section Titles. The Section titles and Table of Contents contained in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

9.9. Counterparts. Any Loan Document may be executed in any number of separate counterparts by any one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument.

9.10. Time of the Essence. Time is of the essence for performance of the Obligations under the Loan Documents.

9.11. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

9.12.    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(A) BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND SUCH CREDIT PARTY AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS

AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER, BORROWER AND SUCH CREDIT PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF ILLINOIS; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER AND SUCH CREDIT PARTY HEREBY WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER OR SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN SCHEDULE B OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S OR SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(B) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER, BORROWER AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

9.13. Press Releases. Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press release or other public disclosure using the name of GE Capital or its affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days' prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure; provided, no such prior review shall be required with respect to any such disclosures contained in reports filed with the Securities Exchange Commission on Forms 10-K or 10-Q. Each Credit Party consents to the publication by Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement.

9.14. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned or restored by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Credit Party, or otherwise, all as though such payments had not been made.

         IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.


                                  ZECAL CORP., as Borrower


                                  By    /s/ Leon F. Fiorentino
                                        ----------------------------------------
                                        Name:  Leon F. Fiorentino
                                        Title:  Vice President


                                  P.G. DESIGN ELECTRONICS, INC., as Credit Party

                                  By   /s/ Leon F. Fiorentino
                                      ------------------------------------------
                                        Name:  Leon F. Fiorentino
                                        Title:  Vice President


                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By  /s/ Elizabeth Murray
                                      ------------------------------------------
                                        Name:  Elizabeth Murray
                                        Title:  Duly Authorized Signatory

                                   SCHEDULE A
                                   DEFINITIONS


         Capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the other Loan Documents) the following respective meanings:

         "Account Debtor" shall mean any Person who is or may become obligated with respect to, or on account of, an Account.

         "Accounts" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments), whether arising out of goods sold or services rendered or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all moneys due or to become due to such Person under all purchase orders and contracts for the sale of goods or the performance of services or both by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), including the right to receive the proceeds of said purchase orders and contracts; and (v) all collateral security and guarantees of any kind given by any other Person with respect to any of the foregoing.

         "Accounts Payable Analysis" shall mean a certificate in the form of Exhibit D.

         "Accounts Receivable Roll Forward Analysis" shall mean a certificate in the form of Exhibit E.

         "Acquisition" shall mean the acquisition by Borrower pursuant to the Acquisition Documents of substantially all of the assets of Seller more specifically described in Schedule H hereto ("Schedule of Acquired Assets").

         "Acquisition Documents" shall mean the Acquisition Agreement, dated as of January 30, 1998, by and between Seller and Borrower and any other documents or instruments entered into in connection with the Acquisition.

         "Affiliate" shall mean, with respect to any Person: (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power for the election of directors of such Person;
(ii) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" shall mean this Agreement including all Appendices attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative; provided, that except as specifically set forth in this Agreement, any reference to the Disclosure Schedules to this Agreement shall be deemed a reference to the Disclosure Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and Lender.

         "Appendices" shall have the meaning assigned to it in the Recitals of this Agreement.

         "Appraisal" shall mean the most recent forced liquidation value appraisal of the Equipment, in form and substance satisfactory to Lender, obtained by Lender pursuant to Section 4.1(i), from an appraiser satisfactory to Lender. As of the Closing Date, the Appraisal means the Forced Liquidation Appraisal dated January, 1998 prepared by Philip Pollack & Co., Inc.

         "Bank Account Agreements" shall mean the Lockbox Account Agreements.

         "Books and Records" shall mean all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral.

         "Borrower" shall mean the Person identified as such in the preamble of this Agreement.

         "Borrowing Availability" shall mean, at any time, the lesser of (i) the Maximum Amount or (ii) the Borrowing Base, in each case less reserves established by Lender from time to time.

         "Borrowing Base" shall mean at any time an amount equal to the sum at such time of:

         (a) eighty five percent (85%) (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value (as determined by Lender) of Borrower's Eligible Accounts provided that Lender (without limiting its rights to otherwise reduce the foregoing percentage) shall reduce the foregoing percentage by one percentage point for each percentage point that the dilution of Borrower's Accounts (calculated as the average dilution from the Accounts Receivable Roll Forward Analysis over the most recent three
                  (3) months exceeds five percent (5%); plus

         (b) the lesser of (i) $1,300,000 less the Equipment Availability Reduction Amount or (ii) ninety percent (90%) (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value (as set forth in the Appraisal) of Borrower's Eligible Equipment.

         "Borrowing Base Certificate" shall mean a certificate in the form of Exhibit C.

         "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Illinois or the State of New York.

         "Capital Expenditures" shall mean all payments or accruals (including Capital Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year and that are required to be capitalized under GAAP.

         "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise would be disclosed as such in a note to such balance sheet, other than, in the case of Borrower, any such lease under which Borrower is the lessor.

         "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

         "Cash Collateral Account" shall have the meaning assigned to it in Schedule C.

         "Change of Control" shall mean P.G. Design shall cease to own one hundred percent (100%) of the capital stock of Borrower free and clear of all liens other than the Lien of Lender.

         "Charges" shall mean all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the employees, payroll, income or gross receipts of any Credit Party, (iv) the ownership or use of any assets by any Credit Party, or (v) any other aspect of any Credit Party's business.

         "Chattel Paper" shall mean all "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located.

         "Closing Date" shall mean the Business Day on which the conditions precedent set forth in Section 2 have been satisfied or specifically waived in writing by Lender, and the initial Loan has been made.

         "Closing Fee" shall have the meaning assigned to it in Schedule E.

         "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "Collateral" shall have the meaning assigned to it in Section 6.1.

         "Collection Account" shall mean that certain account of Lender, account number 50-232-854 in the name of GECC-CAF Depository at Bankers Trust Company, 1 Bankers Trust Plaza, New York, New York, ABA number 021-001-033.

         "Commitment Termination Date" shall mean the earliest of (i) the Stated Expiry Date, (ii) the date Lender's obligation to advance funds is terminated pursuant to Section 7.2, (iii) the date Lender's obligation to advance funds under the P.G. Design Loan Agreement is terminated, and (iv) the date of indefeasible prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(c).

         "Contracts" shall mean all the contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

         "Contractual Obligation" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Copyright License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting the right to use any Copyright or Copyright registration.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by any Person: (i) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (ii) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

         "Credit Party" shall mean Borrower, and each other Person (other than Lender) that is or may become a party to this Agreement.

         "Default" shall mean any Event of Default or any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

         "Default Rate" shall have the meaning assigned to it in Section 1.5(d).

         "Documents" shall mean all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

         "Eligible Accounts" shall mean as at the date of determination, all Accounts of the Borrower except any Account:

         (a) that does not arise from the sale of goods or the performance of services by Borrower in the ordinary course of Borrower's business (or prior to the Acquisition, by Seller in Seller's ordinary course of business);

         (b) upon which (i) Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

         (c) against which any defense, counterclaim or setoff, whether well-founded or otherwise, is asserted or which is a "contra" Account;

         (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or services performed and accepted by the Account Debtor obligated upon such Account;

         (e) with respect to which an invoice, acceptable to Lender in form and substance, has not been sent;

         (f) that is not owned by Borrower or is subject to any right, claim, or interest of another Person, other than the Lien in favor of Lender;

         (g) that arises from a sale to or performance of services for an employee, Affiliate, Subsidiary or Stockholder of Borrower or any other Credit Party, or an entity which has common officers or directors with Borrower or any other Credit Party;

         (h) that is the obligation of an Account Debtor that is the Federal government or a political subdivision thereof, unless Lender has agreed to the contrary in writing and Borrower has complied with the Federal Assignment of Claims Act of 1940 with respect to such obligation;

         (i) that is the obligation of an Account Debtor located in a foreign country unless such Account is supported by a letter of credit or credit insurance acceptable to Lender or such Account Debtor is a wholly-owned subsidiary of a U.S. corporation or such Account and the Account Debtor thereof are satisfactory to Lender in its sole discretion;

         (j) that is the obligation of an Account Debtor to whom Borrower is or may become liable for goods sold or services rendered by the Account Debtor to Borrower, to the extent of Borrower's liability to such Account Debtor;

         (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

         (l) at any time that the aggregate amount of Accounts of Borrower exceed $750,000, that is an obligation of an Account Debtor whose total unpaid Accounts exceed thirty-five percent (35%) of the aggregate of all Accounts, to the extent of such excess;

         (m) that is not paid within sixty (60) days from its due date or ninety (90) days from its invoice date; or that is an obligation of an Account Debtor fifty percent (50%) or more of whose Accounts remain unpaid within such time periods;

         (n) that is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;

         (o) that arises from any bill-and-hold or other sale of goods which remain in Borrower's possession or under Borrower's control;

         (p) as to which Lender's interest therein is not a first priority perfected security interest;

         (q) to the extent that such Account exceeds any credit limit established by Lender in Lender's sole discretion;

         (r) as to which any of Borrower's representations or warranties pertaining to Accounts are untrue;

         (s) that represents interest payments or service charges owing to Borrower; or

         (t) that is not otherwise acceptable in the good faith discretion of Lender, provided, that Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its good faith judgment.

         "Eligible Equipment" shall mean as at the date of determination, all Equipment of the Borrower, except any Equipment that:

         (a) is not subject to a first priority perfected security interest of Lender or is not owned by Borrower free and clear of all Liens and rights of others (except the Liens in favor of Lender);

         (b) is not located on premises owned or operated by Borrower and referenced in Disclosure Schedule (3.2),

         (c)      is not listed on the Appraisal;

         (d) is located on premises with respect to which Lender has not received a landlord or mortgagee letter acceptable in form and substance to Lender;

         (e) in Lender's reasonable credit judgment, is obsolete or unnecessary to the operation of Borrower's business;

         (f)      is damaged or defective or is not in good condition;

         (g)      does not meet all standards imposed by any Governmental
                  Authority;

         (h)      is held for rental or lease by or on behalf of Borrower;

         (i) in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Loan Document;

         (j) is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third parties; or

         (k) is not otherwise acceptable in the good faith discretion of Lender, provided, that Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its good faith judgment.

         "Environmental Laws" shall mean all Federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. ss.ss.9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act (49 U.S.C. ss.ss. 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. ss.ss.136 et seq.); the Resource Conservation and Recovery Act (42 U.S.C. ss.ss.6901 et seq.) ("RCRA"); the Toxic Substance Control Act (15 U.S.C. ss.ss.2601 et seq.); the Clean Air Act (42 U.S.C. ss.ss.740 et seq.); the Federal Water Pollution Control Act (33 U.S.C. ss.ss.1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. ss.ss.651 et seq.) ("OSHA"); and the Safe Drinking Water Act (42 U.S.C. ss.ss.300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state and local counterparts or equivalents and any transfer of ownership notification or approval statutes thereunder.

         "Environmental Liabilities" shall mean all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law, Environmental Permits or in connection with any Release, threatened Release, or the presence of a Hazardous Material.

         "Environmental Permits" shall mean all permits, licenses, authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Law.

         "Equipment" shall mean all "equipment" as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description which may be now or hereafter used in such Person's operations or which are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

         "Equipment Availability Reduction Amount" shall mean, as of any date, the sum of (i) the product of $27,100 multiplied by the number of calendar month ends that have occurred as of such date (since and including the calendar month end of May 31, 1998), and (ii) the value (as set forth in the Appraisal) of any Equipment listed in the Appraisal that has been sold, leased, transferred, lost, damaged, destroyed, condemned or otherwise disposed of as of such date.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

         "ERISA Affiliate" shall mean, with respect to any Credit Party, any trade or business (whether or not incorporated) which together with such Credit Party, is treated as a single employer within the meaning of Sections 414(b),
(c), (m) or (o) of the IRC.

         "ERISA Event" shall mean with respect to any Credit Party or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of any Credit Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under
Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Credit Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within thirty (30) days; (g) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 of ERISA; or (i) the loss of a Qualified Plan's qualification or tax exempt status.

         "ESOP" shall mean a Plan which is intended to satisfy the requirements of Section 4975(e)(7) of the IRC.

         "Event of Default" shall have the meaning assigned to it in Section
7.1.

         "Fees" shall mean the fees due to Lender as set forth in Schedule E.

         "Financial Statements" shall mean the consolidated and consolidating income statement, balance sheet and statement of cash flows of Borrower and its Subsidiaries, internally prepared for each Fiscal Month, and audited for each Fiscal Year, prepared in accordance with GAAP.

         "Fiscal Month" shall mean any of the monthly accounting periods of Borrower.

         "Fiscal Quarter" shall mean any of the quarterly accounting periods of Borrower.

         "Fiscal Year" shall mean the twelve (12) month period of Borrower ending December 31 of each year. Subsequent changes of the fiscal year of Borrower shall not change the term "Fiscal Year" unless Lender shall consent in writing to such change.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

         "GE Capital" shall mean General Electric Capital Corporation, a New York corporation, and its successors and assigns.

         "General Intangibles" shall mean all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest which such Person may now or hereafter have in or under any Contract, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification.

         "Goods" shall mean all "goods," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including movables, fixtures, equipment, inventory, or other tangible personal property.

         "Goodwill" shall mean all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such guaranteeing Person (whether or not contingent): (i) to purchase or repurchase any such primary obligation; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) to indemnify the owner of such primary obligation against loss in respect thereof.

         "Guarantor" shall mean each Person which executes a guaranty or a support, put or other similar agreement in favor of Lender in connection with the transactions contemplated by this Agreement.

         "Guaranty" shall mean any agreement to perform all or any portion of the Obligations on behalf of Borrower or any other Credit Party, in favor of, and in form and substance satisfactory to, Lender, together with all amendments, modifications and supplements thereto, and shall refer to such Guaranty as the same may be in effect at the time such reference becomes operative.

         "Hazardous Material" shall mean any substance, material or waste which is regulated by or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance which is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste ," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

         "Hazardous Waste" shall have the meaning ascribed to such term in the Resource Conservation and Recovery Act (42 U.S.C. ss.ss.6901 et. seq.).

         "HTI" shall mean Heartland Technology, Inc., a Delaware corporation.

         "Indebtedness" of any Person shall mean: (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all Capital Lease Obligations; (v) all Guaranteed Indebtedness; (vi) all Indebtedness referred to in clauses (i),
(ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (vii) the Obligations; and (viii) all liabilities under Title IV of ERISA.

         "Indemnified Liabilities" shall have the meaning assigned to it in
Section 1.11.

         "Indemnified Person" shall have the meaning assigned to it in Section 1.11.

         "Index Rate" shall mean the latest rate for 30-day dealer placed commercial paper (which for purposes hereof shall mean high grade unsecured notes sold through dealers by major corporations in multiples of $1,000) which normally is published in the "Money Rates" section of The Wall Street Journal (or if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select). The Index Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date and (ii) thereafter, on the last Business Day of each calendar month for calculation of interest for the following month.

         "Instruments" shall mean all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "Intellectual Property" shall mean any and all Licenses, Patents, Copyrights, Trademarks, trade secrets and customer lists.

         "Inventory" shall mean all "inventory," as such term is defined in the Code, now or hereafter owned or acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property which are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

         "IRC" shall mean the Internal Revenue Code of 1986, and any successor thereto.

         "IRS" shall mean the Internal Revenue Service, or any successor thereto.

         "Lender" shall mean GE Capital and, if at any time GE Capital shall decide to assign or syndicate all or any of the Obligations, such term shall include such assignee or such other members of the syndicate.

         "Letters of Credit" shall mean any and all commercial or standby letters of credit issued at the request and for the account of Borrower for which Lender has incurred Letter of Credit Obligations.

         "Letter of Credit Fee" shall have the meaning assigned to it in Schedule E.

         "Letter of Credit Obligations" shall mean all outstanding obligations incurred by Lender at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guarantee, by Lender or another, of Letters of Credit, all as further set forth in Schedule C. The amount of such Letter of Credit Obligations at any time shall equal the maximum amount which may be payable by Lender thereupon or pursuant thereto at such time and shall include all duty, freight, taxes, costs, insurance and any other charges and expenses in connection therewith.

         "License" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Person.

         "Lien" shall mean any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

         "Litigation" shall mean any claim, lawsuit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority.

         "Loan Documents" shall mean this Agreement, the Notes, the Financial Statements, each Guaranty, the Power of Attorney, the P.G. Design Guaranty, the Seller Subordination Agreement, the Bank Account Agreements, and the other documents and instruments listed in Schedule F, and all security agreements, mortgages and all other documents, instruments, certificates, and notices at any time delivered by any Person (other than Lender) in connection with any of the foregoing.

         "Loans" shall mean the Revolving Credit Loan, including the Letter of Credit Obligations.

         "Lock Box Account" shall have the meaning assigned to it in Schedule D.

         "Lock Box Account Agreement" shall have the meaning assigned to it in Schedule D.

         "Material Adverse Effect" shall mean: (i) a material adverse effect on
(a) the business, assets, operations, prospects or financial or other condition of Borrower (or with respect to any time prior to the Acquisition, Seller) or any other Credit Party or the industry within which Borrower (or with respect to any time prior to the Acquisition, Seller) or any other Credit Party operates,
(b) Borrower's or any other Credit Party's ability to pay or perform the Obligations under the Loan Documents to which such Credit Party is a party in accordance with the terms thereof, (c) the Collateral or Lender's Liens on the Collateral or the priority of any such Lien, or (d) Lender's rights and remedies under this Agreement and the other Loan Documents; or (ii) the incurrence by Borrower (or with respect to any time prior to the Acquisition, Seller) or any other Credit Party of any liability (other than Indebtedness permitted by Section 5(c)), contingent or liquidated, which has an actual or estimated incurrence of liability, or dollar exposure or loss, greater than Minimum Actionable Amount to Borrower (or with respect to any time prior to the Acquisition, Seller) or any other Credit Party.

         "Maximum Amount" shall mean the maximum amount of credit to be provided by Lender to or for the benefit of Borrower for aggregate Revolving Credit Advances and Letter of Credit Obligations outstanding at any time, without regard to the Borrowing Base or reserves, which amount, for purposes of this Agreement, is $4,000,000.

         "Minimum Actionable Amount" shall mean $25,000.

         "Multiemployer Plan" shall mean a "multiemployer plan," as defined in
Section 4001(a) (3) of ERISA, to which Borrower, any other Credit Party or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

         "Net Borrowing Availability" shall mean at any time the Borrowing Availability less the Revolving Credit Loan.

         "Notes" shall mean the Revolving Credit Note.

         "Notice of Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(b).

         "Obligations" shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of any Guarantor under any Guaranty.

         "Patent License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

         "Patents" shall mean all of the following in which any Person now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

         "Permitted Encumbrances" shall mean the following encumbrances: (i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 3.11; (ii) pledges or deposits securing obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business;
(iv) deposits securing public or statutory obligations of Borrower; (v) inchoate and unperfected workers', mechanics', or similar liens arising in the ordinary course of business so long as such Liens attach only to Equipment, fixtures or real estate; (vi) carriers', warehousemans', suppliers' or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $25,000 at any time so long as such Liens attach only to Inventory;
(vii) deposits of money securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower is a party; (viii) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real estate; (ix) Purchase Money Liens securing Purchase Money Indebtedness (or rent) to the extent permitted under Section 5(c)(ii); (x) Liens in existence on the Closing Date as disclosed on Disclosure Schedule 5(h) provided that no such Lien is spread to cover additional property after the Closing Date and the amount of Indebtedness secured thereby is not increased; and (xi) Liens in favor of Lender securing the Obligations.

         "Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

         "Plan" shall mean, with respect to Borrower or any other Credit Party, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower or any other Credit Party maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

         "Pledge Agreement" shall mean the Pledge Agreement by P.G. Design in favor of Lender in form and substance satisfactory to Lender, together with all amendments, modifications and supplements thereto.

         "P.G. Design" shall mean P.G. Design Electronics, Inc., a Delaware C corporation.

         "P.G. Design Guaranty" shall mean that certain Guaranty by Borrower in favor of Lender in form and substance satisfactory to Lender with respect to the obligations of P.G. Design under the P.G. Design Loan Agreement, together with all amendments, modifications and supplements thereto.

         "P.G. Design Loan Agreement" shall mean that certain Loan and Security Agreement dated as of May 29, 1997 between P.G. Design and Lender, together with all amendments, modifications and supplements thereto.

         "Prepayment Fee" shall mean the prepayment fee specified in Schedule E.

         "Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower or any other Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iii) any claim of Borrower or any other Credit Party against third parties (a) for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by Borrower or any other Credit Party against third parties with respect to any litigation or dispute concerning any Collateral; and (v) any and all other amounts from time to time paid or payable under or in connection with any Collateral, upon disposition or otherwise.

         "Projections" shall mean as of any date the consolidated and consolidating balance sheet, statements of income and cash flow for Borrower and its Subsidiaries (including forecasted Capital Expenditures and Net Borrowing Availability) (i) by month for the next Fiscal Year, and (ii) by year for the following three (3) Fiscal Years, in each case prepared in a manner consistent with GAAP and accompanied by senior management's discussion and analysis of such plan.

         "Purchase Money Indebtedness" shall mean (i) any Indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset,
(ii) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (iii) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

         "Purchase Money Lien" shall mean any Lien upon any fixed assets which secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.
         "Qualified Plan" shall mean a Plan which is intended to be tax-qualified under Section 401(a) of the IRC.

         "Real Property" shall have the meaning assigned to it in Section 3.16.

         "Release" shall mean, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

         "Requirement of Law" shall mean as to any Person, the Certificate or Articles of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Restricted Payment" shall mean: (i) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower's or any other Credit Party's Stock; (ii) any payment on account of the purchase, redemption, defeasance or other retirement of Borrower's or any other Credit Party's Stock or Indebtedness or any other payment or distribution made in respect of any thereof, either directly or indirectly; other than (a) that arising under this Agreement or (b) interest and principal, when due without acceleration or modification of the amortization as in effect on the Closing Date, under Indebtedness described in Disclosure Schedule (5(c)) or otherwise permitted under Section 5(c)(ii); or (iii) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person which is not expressly and specifically permitted in this Agreement; provided, that no payment to Lender shall constitute a Restricted Payment.

         "Retiree Welfare Plan" shall mean, at any time, a Plan that is a "welfare plan" as defined in Section 3(2) of ERISA, that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

         "Revolving Credit Advance" shall have the meaning assigned to it in
Section 1.1(a).

         "Revolving Credit Loan" shall mean at any time the sum of (i) the aggregate amount of Revolving Credit Advances then outstanding, plus (ii) the total Letter of Credit Obligations incurred by Lender and outstanding at such time, plus (iii) the amount of accrued but unpaid interest thereon and Letter of Credit Fees with respect thereto.

         "Revolving Credit Note" shall mean the promissory note of Borrower dated the Closing Date, substantially in the form of Exhibit F.

         "Revolving Credit Rate" shall have the meaning assigned to it in
Section 1.5(a).

         "Schedule of Documents" shall mean the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Loan Documents and the transactions contemplated thereunder, substantially in the form of Schedule F.

         "Seller" shall mean Zecal, Inc., a New York corporation.

         "Seller Note" shall have the meaning assigned to it in Section 2.1(p).

         "Seller Subordination Agreement" shall have the meaning assigned to it in Section 2.1(p).

         "Stated Expiry Date" shall mean April 29, 2001.

         "Stock" shall mean all certificated and uncertificated shares, options, warrants, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of
1934).

         "Stockholder" shall mean each holder of Stock of Borrower or any other Credit Party.

         "Subsidiary" shall mean, with respect to any Person, (i) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (ii) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person has an equity interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.

         "Taxes" shall mean taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

         "Termination Date" shall mean the date on which (i) the Revolving Credit Loan and any other Obligations under this Agreement are indefeasibly paid in full, in cash (other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided that Borrower shall have funded such amounts in cash in full into the Cash Collateral Account), (ii) Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement, and (iii) P.G. Design shall have no further right to borrow any monies or obtain other credit extensions or financial accommodations under the P.G. Design Loan Agreement.

         "Title IV Plan" shall mean an "employee pension benefit plan," as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is covered by Title IV of ERISA, and which Borrower, any other Credit Party or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

         "Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting any right to use any Trademark or Trademark registration.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by any Person: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

         "Transaction Summary" shall mean the Transaction Summary set forth in the Recitals to this Agreement.

         "Unfunded Pension Liability" shall mean, at any time, the aggregate amount, if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for such Title IV Plan determined on the basis of a shutdown of the employees thereunder and using the actuarial assumptions in effect for funding purposes under such Title IV Plan, and (ii) for a period of five (5) years following a transaction which could be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by Borrower, any other Credit Party or any ERISA Affiliate as a result of such transaction.

         "Unused Line Fee" shall have the meaning assigned to it in Schedule E.

Any accounting term used in this Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Closing Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code. The words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term "or" is not exclusive; (c) the term "including" (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; (e) all references in this Agreement or in the Schedules to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement; and (f) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                                   SCHEDULE B
                   LENDER'S AND BORROWER'S ADDRESS FOR NOTICES




Lender's Address

         Name:           General Electric Capital Corporation
         Address:        10 South LaSalle, Suite 2800
                         Chicago, Illinois  60603
         Attn:           Zecal Corp. Account Manager

         Telephone:      312-419-0985
         Facsimile:      312-419-5973


Borrower's Address

         Name:           Zecal Corp.
         Address:        547 West Jackson Suite 510
                         Chicago, Illinois  60661
         Attn:           Leon F. Fiorentino, Vice President

         Telephone:      (312) 294-0497
         Facsimile:      (312) 663-9397

                                   SCHEDULE C
                                LETTERS OF CREDIT


1. Lender agrees, subject to the terms and conditions hereinafter set forth, to incur Letter of Credit Obligations in respect of the issuance of Letters of Credit issued by a bank on terms acceptable to Lender and supporting obligations of Borrower incurred in the ordinary course of Borrower's business, in order to support the payment of Borrower's inventory purchase obligations, insurance premiums, or utility or other operating expenses and obligations, as Borrower shall request by written notice to Lender that is received by Lender not less than five (5) Business Days prior to the requested date of issuance of any such Letter of Credit; provided, that: (a) the aggregate amount of all Letter of Credit Obligations at any one time outstanding (whether or not then due and payable) shall not exceed $500,000; (b) no Letter of Credit shall have an expiry date which is later than the Stated Expiry Date or one (1) year following the date of issuance thereof; and (c) Lender shall be under no obligation to incur any Letter of Credit Obligation if after giving effect to the incurrence of such Letter of Credit Obligation, the Net Borrowing Availability would be less than zero. The maximum amount payable in respect of each Letter of Credit requested by Borrower will be guaranteed by Lender in favor of the issuing bank under terms of a separate agreement between Lender and the issuing bank. Borrower will enter into an application and agreement for such Letter of Credit with the issuing bank selected by Lender. The bank that issues any Letter of Credit pursuant to this Agreement shall be determined by Lender in its sole discretion.

2. The notice to be provided to Lender requesting that Lender incur Letter of Credit Obligations shall be in the form of a Letter of Credit application in the form customarily employed by the issuing bank, together with a written request by Borrower and the bank that Lender approve Borrower's application. Upon receipt of such notice Lender shall establish a reserve against the Borrowing Availability in the amount of one hundred percent (100%) of the face amount of the Letter of Credit requested. Approval by Lender in the written form agreed upon between Lender and the issuing bank (a) will authorize the bank to issue the requested Letter of Credit, and (b) will conclusively establish the existence of the Letter of Credit Obligation as of the date of such approval.

3. In the event that Lender shall make any payment on or pursuant to any Letter of Credit Obligation, Borrower shall be unconditionally obligated to reimburse Lender therefor, and such payment shall then be deemed to constitute a Revolving Credit Advance. For purposes of computing interest under Section 1.5, a Revolving Credit Advance made in satisfaction of a Letter of Credit Obligation shall be deemed to have been made as of the date on which the issuer or endorser makes the related payment under the underlying Letter of Credit.

4. In the event that any Letter of Credit Obligations, whether or not then due or payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower will either (a) cause the underlying Letter of Credit to be returned and canceled and each corresponding Letter of Credit Obligation to be terminated, or (b) pay to Lender, in immediately available funds, an amount equal to one hundred five percent (105%) of the maximum amount then available to be drawn under all Letters of Credit not so returned and canceled to be held by Lender as cash collateral in an account under the exclusive dominion and control of Lender (the "Cash Collateral Account"). After payment in full and expiration of all Obligations, any remaining Cash Collateral shall be returned to Borrower.

5. In the event that Lender shall incur any Letter of Credit Obligations, Borrower agrees to pay the Letter of Credit Fee to Lender as compensation to Lender for incurring such Letter of Credit Obligations. In addition, Borrower shall reimburse Lender for all fees and charges paid by Lender on account of any such Letters of Credit or Letter of Credit Obligations to the issuing bank.

6. Borrower's Obligations to Lender with respect to any Letter of Credit or Letter of Credit Obligation shall be evidenced by Lender's records and shall be absolute, unconditional and irrevocable and shall not be affected, modified or impaired by (a) any lack of validity or enforceability of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation; (b) any amendment or waiver of or consent to depart from all or any of the terms of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation; (c) the existence of any claim, set-off, defense or other right which Borrower or any other Credit Party may have against Lender, the issuer or beneficiary of such Letter of Credit, or any other Person, whether in connection with this Agreement, any other Loan Document or such Letter of Credit or the transactions contemplated thereby or any unrelated transactions; or (d) the fact that any draft, affidavit, letter, certificate, invoice, bill of lading or other document presented under or delivered in connection with such Letter of Credit or any other Letter of Credit proves to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to have been untrue or incorrect in any respect (provided this clause (d) shall not affect Borrower's rights against the Person that presented or delivered any such document).

7. In addition to any other indemnity obligations which Borrower may have to Lender under this Agreement and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify Lender from and to hold Lender harmless against any and all claims, liabilities, losses, costs and expenses (including, attorneys' fees and expenses) which Lender may (other than as a result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (a) the issuance of or payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation or
(b) any suit, investigation or proceeding as to which Lender is or may become a party as a consequence, directly or indirectly, of the issuance of any Letter of Credit, the incurring of any Letter of Credit Obligation or any payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation. The obligations of Borrower under this paragraph shall survive any termination of this Agreement and the payment in full of the Obligations.

8. Borrower hereby assumes all risks of the acts, omissions or misuse of each Letter of Credit by the beneficiary or issuer thereof and, in connection therewith, Lender shall not be responsible (a) for the validity, sufficiency, genuineness or legal effect of any document submitted in connection with any drawing under any Letter of Credit even if it should in fact prove in any respect to be invalid, insufficient, inaccurate, untrue, fraudulent or forged;
(b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or any rights or benefits thereunder or any proceeds thereof, in whole or in part, even if it should prove to be invalid or ineffective for any reason; (c) for the failure of any issuer or beneficiary of any Letter of Credit to comply fully with the terms thereof, including the conditions required in order to effect or pay a drawing thereunder; (d) for any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopy, telex or otherwise;
(e) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under any Letter of Credit; or (f) for any consequences arising from causes beyond the direct control of Lender.

                                   SCHEDULE D
                                 CASH MANAGEMENT


         Borrower agrees to establish, and to maintain, until the Termination Date, the cash management system described below:

1. Borrower: (i) shall not (nor shall it permit any of its Subsidiaries to) open or maintain any deposit, checking, operating or other bank account, or similar money handling account, with any bank or other financial institution except for those accounts identified in Attachment I hereto (to include a petty cash account not to exceed $5,000 during any Fiscal Month, and a payroll account not to exceed an amount equal to one regular payroll at any time); and (ii) shall not close or permit to be closed any of the accounts listed in Attachment I hereto, in each case without Lender's prior written consent, and then only after Borrower has implemented agreements with such bank or financial institution and Lender acceptable to Lender.

2. Commencing on the Closing Date and until the Termination Date, Borrower shall cause to be deposited directly all cash, checks, notes, drafts or other similar items relating to or constituting proceeds of or payments made in respect of any and all Collateral into lock boxes or lock box accounts in Borrower's or Lender's name (collectively, the "Lock Box Accounts") set forth in paragraph 1 of Attachment I hereto.

3. On or before the Closing Date, each bank at which the Lock Box Accounts are held shall have entered into tri-party lock box agreements (the "Lock Box Account Agreements") with Lender and Borrower, in form and substance acceptable to Lender. Each such Lock Box Account Agreement shall provide, among other things, that (a) such bank executing such agreement has no rights of setoff or recoupment or any other claim against such Lock Box Account, other than for payment of its service fees and other charges directly related to the administration of such account, and (b) such bank agrees to sweep on a daily basis all amounts in the Lock Box Account to the Collection Account.

4. On the Closing Date, (a) the lock box and blocked account arrangements shall immediately become operative at the banks at which the Lock Box Accounts are maintained, and (b) amounts outstanding under the Revolving Credit Loan (for purposes of the Borrowing Availability) shall be reduced through daily sweeps, by wire transfer, of the Lock Box Accounts into the Collection Account. Borrower acknowledges that it shall have no right to gain access to any of the moneys in the Lock Box Accounts until after the Termination Date.

5. Borrower may maintain, in its name, accounts (the "Disbursement Accounts") at a bank or banks acceptable to Lender into which Lender shall, from time to time, deposit proceeds of Revolving Credit Advances made pursuant to Section 1.1 for use solely in accordance with the provisions of Section 1.3. All of the Disbursement Accounts as of the Closing Date are listed in paragraph 2 of Attachment I hereto.

6. Upon the request of Lender, Borrower shall forward to Lender, on a daily basis, evidence of the deposit of all items of payment received by Borrower into the Lock Box Accounts and copies of all such checks and other items, together with a statement showing the application of those items relating to payments on Accounts to outstanding Accounts and a collection report with regard thereto in form and substance satisfactory to Lender.

                           ATTACHMENT I TO SCHEDULE D


         LIST OF BANK ACCOUNTS

         1.       Lock Box Accounts.

                           Fleet Bank of New York
                           38 South Main Street
                           Churchville, New York  14428
                           Account No. 9386515488

         2.       Disbursement Accounts.

                           Fleet Bank of New York
                           38 South Main Street
                           Churchville, New York  14428
                           Account No. 9386512594

         3.       Petty Cash Account (not to exceed $5,000).

                           Not Applicable

         4.       Payroll Account (not to exceed one regular payroll).

                           Fleet Bank of New York
                           38 South Main Street
                           Churchville, New York  14428
                           Account No. 9386512586

                                   SCHEDULE E
                                      FEES


1. UNUSED LINE FEE: For each day from the Closing Date, and through and including the Termination Date, an amount equal to the Maximum Amount less the Revolving Credit Loan at the end of such day multiplied by three-eighths of one percent (.375%), the product of which is then divided by 360. The Unused Line Fee for each month (except for the month in which the Termination Date occurs) is payable on the first day of each calendar month following the Closing Date; the final monthly installment of the Unused Line Fee is payable on the Termination Date. Notwithstanding the foregoing, any unpaid Unused Line Fee is immediately due and payable on the Commitment Termination Date.

2. LETTER OF CREDIT FEE: For each day for which Lender maintains Letter of Credit Obligations outstanding, an amount equal to the amount of the Letter of Credit Obligations outstanding on such day, multiplied by two percent (2%), the product of which is then divided by 360. The Letter of Credit Fee incurred for each month is payable at the same time each payment of the Unused Line Fee is due. Notwithstanding the foregoing, any unpaid Letter of Credit Fee is immediately due and payable on the Commitment Termination Date.

3. CLOSING FEE; COLLATERAL MONITORING FEE: A non-refundable closing fee of $15,000, payable at closing (the "Closing Fee"). A non-refundable collateral monitoring fee of $400 per month, payable in advance on the Closing Date and on the first day of each month thereafter.

4. PREPAYMENT FEE: For the Revolving Credit Loan, an amount equal to the Maximum Amount multiplied by:

                  Three percent (3%) if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrower, upon Default or otherwise) on or after the Closing Date and on or before the first anniversary of the Closing Date, payable on the Commitment Termination Date;

                  Two percent (2%) if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrower, upon Default or otherwise) after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date, payable on the Commitment Termination Date; or

                  One percent (1%) if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrower, upon Default or otherwise) after the second anniversary of the Closing Date and on or before the third anniversary of the Closing Date, payable on the Commitment Termination Date.

Borrower acknowledges and agrees that (i) it would be difficult or impractical to calculate Lender's actual damages from early termination of Lender's obligation to make further Revolving Credit Advances and incur additional Letter of Credit Obligations for any reason, (ii) the Prepayment Fees provided above are intended to be fair and reasonable approximations of such damages, and (iii) the Prepayment Fees are not intended to be penalties.

5. AUDIT FEES: Borrower will reimburse Lender at the rate of $650 per person per day, plus out of pocket expenses, for the audit reviews, field examinations and collateral examinations conducted by Lender.

                                   SCHEDULE F
                              SCHEDULE OF DOCUMENTS


A.       Items pertaining to Borrower:

1. Loan and Security Agreement ("Loan Agreement"), together with Schedules and Exhibits

2.       Revolving Credit Note

3.       Guarantee

4. Acknowledgment copies of Uniform Commercial Code ("UCC")financing statements showing Borrower (and each tradename and the new name of Borrower) as debtor, filed in the following jurisdictions:

         (a)      Secretary of State of Illinois

         (b)      Secretary of State of Michigan

         (c)      Secretary of State of New York

         (d)      Monroe County, New York

         (e)      Monroe County, New York (fixture filing)

5.       Trademark Security Agreement

6.       Patent Security Agreement

7. Collateral Assignment of Undertakings under Asset Purchase Agreement (consented to by Seller and Seller's shareholders)

8.       Authorization to Pay Proceeds

9.       Lockbox Agreement

10.      Pledge Agreement (Disbursement Accounts)

11.      Instruction Letter to Seller re collection of accounts

12.      Power of Attorney

13. Landlord's Waiver and Consent (with respect to 456 North Sanford Road, Churchville, New York)

14.      Items to be delivered with respect to Borrower's insurance:

         (a) Certificates of insurance with respect to (i) property and boiler and machinery and business interruption policies, showing GECC as certificate holder and loss payee, with lender's loss payable clause in favor of GECC and (ii) liability and other third party policies, showing GECC as certificate holder and additional insured party

         (b)      Collateral Assignment of Business Interruption Insurance

         (c)      Copies of insurance policies

15.      Closing Certificate

16. Secretarial Certificate with respect to Certificate of Incorporation, By-Laws, Incumbency and Resolutions

17. Certified copy of Borrower's Certificate of Incorporation from the State of Delaware

18.      Certificate of good standing for Borrower in the State of Delaware

19. Initial Borrowing Base Certificate (showing excess availability of at least $1,000,000)

20. Evidence that Borrower has received at least $500,000 of net cash proceeds from the issuance of additional common stock to P.G. Design (and evidence that P.G. Design has received at least $500,000 of net cash proceeds from the issuance of additional common stock to HTI)

21. Copies of all environmental reviews and audits and such other information as Lender may require

22. Solvency Certificate, together with pro forma balance sheet and projections (which projections shall include a capital expenditure budget)

23.      Authorization Letter re Revolving Loans and Collateral Reports

24.      Initial Notice of Revolving Credit Advance

25.      Initial Collateral Reports

B.       Items pertaining to HTI:

1.       Indemnity from HTI relating to applicable bulk sales or similar laws

2.       Stock Pledge Agreement

         (a)      Original stock certificates

         (b)      Blank stock powers

3. Secretarial Certificate with respect to Certificate of Incorporation, By-Laws, Incumbency and Resolutions

4. Certified copy of HTI's Certificate of Incorporation from the State of Delaware

5.       Certificate of good standing for HTI in States of Delaware and Illinois

C.       Items pertaining to P.G. Design:

1.       Consent and Second Amendment to P.G. Design Loan Agreement

2.       Guarantee

3.       Stock Pledge Agreement

(a)      Original stock certificates

(b)      Blank stock powers

4.       Subordination Agreement with respect to advances made to Borrower

5. Certified copies of equity documents evidencing equity contribution to Borrower (if any)

6. Secretarial Certificate with respect to Certificate of Incorporation, By-Laws, Incumbency and Resolutions

7. Certified copy of P.G. Design's Certificate of Incorporation from the State of Delaware

8. Certificate of good standing for P.G. Design in States of Delaware and Michigan

D.       Items pertaining to Acquisition:

1.       Certified copy of the Acquisition Agreement

2.       Certified copy of the Assumption Agreement

3.       Certified copy of the Seller Note

4.       Subordination Agreement relating to Seller Note

5.       Certified copy of the Bill of Sale

6. Certified copies of all deeds and assignments delivered under the Asset Purchase Agreement, including the following

         (a)      Assignment of Lease

         (b)      Assignment of Intellectual Property Rights

         (c)      Assignment of Patents

7. Certified copy of Lease (together with a consent from the landlord to the assignment of the Lease to Borrower)

8. Certified copy of Articles of Incorporation for Seller and good standing certificates for Seller

9. Certified copy of a release of any obligations of Borrower and P.G. Design under the NYSERDA agreements

10. Certified copies of all documents evidencing all third party approvals, licenses, consents and waivers

11.      Acquisition Certificate executed by Borrower and Seller

12.      Opinion of Seller's counsel, addressed to GECC

E.       Other Items:

1.       Summary of pre-closing searches

2.       Opinion of counsel to Borrower, P.G. Design and HTI

3.       Termination statements/releases

4.       Governmental and third party consents

5.       Payoff letters

6.       Zsamboky Agreement

                                   SCHEDULE G
                               FINANCIAL COVENANTS


1. Fixed Charge Coverage Ratio. Borrower shall maintain a Fixed Charge Coverage Ratio for each period set forth below of not less than the ratio set forth below opposite such period:

                                 Period                             Ratio
                                 ------                             ----

     From May 1, 1998 through June 30, 1998                          0.90
     From May 1, 1998 through September 30, 1998                     0.90
     From May 1, 1998 through December 31, 1998                      1.05
     From May 1, 1998 through March 31, 1999                         1.05
     For the twelve month period ending on June 30, 1999 and for 1.05 the twelve month period ending on the last day of each calendar quarter thereafter

         As used in this Agreement (including this Schedule G), the following terms shall have the following meanings:

         "EBITDA" shall mean, for any period, the Net Income (Loss) of Borrower and its Subsidiaries on a consolidated basis for such period, plus interest expense, tax expense, amortization expense, depreciation expense and extraordinary losses and minus extraordinary gains, in each case, of Borrower and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

         "Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of the following for Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP: (a) EBITDA for such period less Capital Expenditures for such period which are not financed through the incurrence of any Indebtedness (excluding the Revolving Credit Loan) to (b) the sum of (i) interest expense paid or accrued in respect of any Indebtedness during such period, plus (ii) taxes to the extent accrued or otherwise payable with respect to such period plus (iii) regularly scheduled payments of principal paid or that were required to be paid on Funded Debt (excluding the Revolving Credit Loan) during such period.

         "Funded Debt" shall mean, for any Person, all of such Person's Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one (1) year from, or is directly or indirectly renewable or extendible at the option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one (1) year from, the date of creation thereof, including current maturities of long-term debt, revolving credit, and short-term debt extendible beyond one (1) year at the option of such Person.

         "Net Income (Loss)" shall mean with respect to any Person and for any period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

2. Minimum Net Worth. Borrower shall maintain, as at the end of each calendar quarter, Tangible Net Worth of Borrower and its Subsidiaries on a consolidated basis for such calendar quarter of not less than the amount for such calendar quarter set forth below:

               For Each Calendar Quarter Ending:               Minimum Net Worth
               --------------------------------                -----------------
    During the period commencing December 31, 1998 and              $500,000
    ending September 30, 1999
    During the period commencing December 31, 1999 and             $1,000,000
    ending September 30, 2000
    On or after December 31, 2000                                  $1,500,000

         For purpose of this covenant in Schedule G the following terms shall have the meanings set forth below:

         "Tangible Net Worth" shall mean, with respect to any Person, at any date, the total assets (excluding (i) any assets attributable to any issuances by such Person of any Stock after the Closing Date, (ii) amounts due from Affiliates, and (iii) goodwill and other intangible assets) minus the total liabilities, in each case, of such Person at such date determined in accordance with GAAP.

3. Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make aggregate Capital Expenditures in excess of $500,000 in the Fiscal Year ending December 31, 1998 or in excess of $750,000 in any Fiscal Year ending thereafter.

                                   SCHEDULE H
                           SCHEDULE OF ACQUIRED ASSETS


                  All accounts, inventory, equipment and other assets of Seller pursuant to the Acquisition Documents, including without limitation, the property described on Schedule H-1 attached hereto.

                                    EXHIBIT A
                          GE CAPITAL COMMERCIAL FINANCE
                       NOTICE OF REVOLVING CREDIT ADVANCE


------------------------------------------------------------------------------------------------------------------------------------
BORROWER NAME:                                                   CERTIFICATE NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
DATE:                                                            PREVIOUSLY FAXED:          YES      NO      (CIRCLE ONE)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

1.   ACCOUNTS RECEIVABLE:  (Line 5 of previous Notice of Revolving Credit Advance dated ____________)                  $________
2.   Additions to Accounts Receivable since last Notice of Revolving Credit Advance
     (A)   New sales dated from __________ to __________                                              $_________
     (B)   Other additions (Explain:  ___________________________________________)                    $_________
     (C)   TOTAL ADDITIONS                                                                                             $________
3.   Reductions to Accounts Receivable since last Notice of Revolving Credit Advance
     (A)   Cash collections dated __________ to __________                                            $_________
     (B)   Discounts issued since last Notice of Revolving Credit Advance                             $_________
     (C)   Credit memos issued since last Notice of Revolving Credit Advance                          $_________
     (D)   Other reductions/additions since last Notice of Revolving Credit Advance                   $_________
     (E)   TOTAL REDUCTIONS                                                                                            $________
4.   Other adjustments to Accounts Receivable (Explain:  _________________________)                                    $________
5.   NEW ACCOUNTS RECEIVABLE BALANCE (Total of Lines 1, 2C, 3E and 4)                                                  $________
6.   Total ineligible Accounts Receivable (Line 2 of Borrowing Base Certificate dated _______)                         $________
7.   Eligible Accounts Receivable (Line 5 minus Line 6)                                                                $________
8.   Eligible Accounts Receivable (85% of Line 7)                                                                      $________
9.   Eligible Machinery & Equipment Availability (Line 9 of Borrowing Base Certificate dated ______)                   $________
10.  Reserves Against Availability                                                                                     $________
     (A)   Other Reserves                                                                             $_________
     (B)   Other Reserves                                                                             $_________
     (C)   TOTAL RESERVES                                                                                              $________
11.  TOTAL BORROWING AVAILABILITY (LINE 8 AND LINE 9 MINUS LINE 10C)                                                   $________
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

12.  BEGINNING REVOLVING CREDIT LOAN BALANCE (Line 16 of previous NCRA dated ____________)                             $________
13.  Plus Revolving Credit Advance Requested
14.  Less TOTAL cash collections against Revolving Credit Loan since last Notice of Revolving Credit Advance           $________
    (A) Date_____ Amt$_______       (B) Date_____ Amt$_______                                                          $________
    (C) Date_____ Amt$_______       (D) Date_____ Amt$_______                                                          $________
    (E) TOTAL CASH REMITTED
15.  OTHER REDUCTIONS AND ADDITIONS (Explain:  ____________________________)                                           $________
16.  ENDING REVOLVING CREDIT LOAN BALANCE (Lines 12 plus 13 minus 14E plus/minus 15)
17.  Letter of Credit Obligations                                                                                      $________
18.  NET BORROWING AVAILABILITY :  (LINE 11 MINUS THE TOTAL OF LINE 16 PLUS LINE 17)                                   $________
------------------------------------------------------------------------------------------------------------------------------------


The undersigned hereby certifies that all of the statements contained in Section
2.2 of the LOAN AND SECURITY AGREEMENT dated April __, 1998 between Zecal Corp., General Electric Capital Corporation and the other parties thereto, if any (as from time to time amended, supplemented, restated or otherwise modified, the LOAN AGREEMENT) are true and correct on the date hereof, and will be true and correct on the date of the requested REVOLVING CREDIT ADVANCE, before and after giving effect thereto and the application of the proceeds therefrom.

                           By___________________________________________________
                           Title________________________________________________
                                           Must be CFO [or _________________]

                                    EXHIBIT B
                          GE CAPITAL COMMERCIAL FINANCE
                     REQUIRED REPORTS AND OTHER INFORMATION

                                                                                             Daily          Weekly          Monthly
                                                                                          ----------      ----------      ----------

  1.  Sales Journal                                                                                           X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
  2.  Cash Receipts Journal                                                                   X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
  3.  Credit Memo Journal                                                                                     X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
  4.  Accounts Receivable Rollforward                                                                                         X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
  5.  Copies of Sales Invoices Over $20,000 with Bills of Lading Attached                                     X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
  6.  Accounts Receivable Detailed Aging                                                                                      X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
  7.  Accounts Payable Detailed Aging                                                                                         X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
  8.  Inventory Listing based upon Physical Inventory                                                                         X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
  9.  Inventory Composition Analysis by Type (Raw, WIP and Finished Goods)                                                    X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
10.   Copies of Lockbox Statements                                                                                            X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
11.   Accounts Receivable Aging Reconciled to the General Ledger to the Financial Statements                                  X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
12.   Inventory Perpetual Reconciled to the General Ledger to the Financial Statements                                        X
                                                                                          ----------      ----------      ----------
                                                                                          ----------      ----------      ----------
13.   Accounts Payable Aging Reconciled to the General Ledger to the Financial
      Statements                                                                                                              X
                                                                                          ----------      ----------      ----------

14.   Other Reports as Set Forth in Section 4.1 of the Loan and Security Agreement

      Any Items Due Monthly are due by the 15th day of the following month.
      Any Items Due Weekly are due by the 2nd business day of the following week All Reporting is As Requested by the Lender from Time to Time



                                    EXHIBIT C
                          GE CAPITAL COMMERCIAL FINANCE
                       FORM OF BORROWING BASE CERTIFICATE


------------------------------------------------------------------------------------------------------------------------------------
BORROWER NAME:                                                   CERTIFICATE NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
DATE:                                                            PREVIOUSLY FAXED:          YES      NO      (CIRCLE ONE)
------------------------------------------------------------------------------------------------------------------------------------
  1.     Period end accounts receivable as of:                                                                                 $0.00
         Ineligible accounts as of _____________________                                                $0.00
         Accounts over 90 days from due date                                                            $0.00
         Credits in over 90 day column                                                                  $0.00
         50% cross aging exclusion                                                                      $0.00
         Contra accounts                                                                                $0.00
         Foreign accounts                                                                               $0.00
         Government accounts                                                                            $0.00
         Intercompany accounts                                                                          $0.00
         Concentration Reserve (customer's balance less than  35% of total A/R)                         $0.00
         Other _____________________________                                                            $0.00
         Other _____________________________                                                            $0.00
  2.     Total ineligibles                                                                                                     $0.00
  3.     Eligible accounts (Line 1 minus Line 2)                                                                               $0.00
  4.     Eligible accounts advance rate (85%)                                                                                    85%
  5.     Eligible Accounts Receivable Availability (Line 3 multiplied by Line 4)                                               $0.00
  6.     Inventory Summary for the Month of: _____________________                                                        $_________

         ---------------------------------------- ------------------------
                          Type                         Gross Amount
         ---------------------------------------- ------------------------
         -------------------- ------------------- ------------------------

         -------------------- ------------------- ------------------------
         -------------------- ------------------- ------------------------

         -------------------- ------------------- ------------------------

  7.     Machinery & Equipment Initial Availability                                                                    $1,300,000.00
  8.     Amortization of Machinery & Equipment Availability ($27,100 monthly, enter as negative) and other                     $0.00
         reductions in connection with the sale, lease, transfer, loss, damage, destruction, condemnation or other disposition of Equipment
  9.     Net Machinery & Equipment Availability (line 7 less line 8)                                                   $1,300,000.00
10.      Borrowing Availability (the lesser of the total of Lines 5 plus 9 or the Maximum Amount                       $1,300,000.00
11.      Revolving Credit Loan Balance                                                                                         $0.00
12.      Letter of Credit Obligations                                                                                          $0.00
13.      Other reserves                                                                                                        $0.00
14.      Net Borrowing Availability (Line 10 minus the total of Lines 11, 12 and 13)                                   $1,300,000.00

The undersigned hereby certifies that (a) all of the foregoing information regarding the Eligible Accounts is true and correct on the date hereof and all such Accounts listed as Eligible Accounts are Eligible Accounts within the meaning given such term in the Loan and Security Agreement dated April __, 1998 between Zecal Corp., General Electric Capital Corporation and the other parties thereto, if any (as from time to time amended, supplemented, restated or otherwise modified, the "Loan Agreement"), and (b) all of the foregoing information regarding the Eligible Equipment is true and correct on the date hereof and all such Equipment listed as Eligible Equipment is Eligible Equipment within the meaning given such term in the Loan and Security Agreement.

                            By__________________________________________________
                            Title_______________________________________________
                                            Must be CFO [or _________________]

                                    EXHIBIT D
                          GE CAPITAL COMMERCIAL FINANCE
                        FORM OF ACCOUNTS PAYABLE ANALYSIS


--------------------------------------------------------------------------------
BORROWER NAME:           CERTIFICATE NUMBER:
--------------------------------------------------------------------------------
DATE:                    PREVIOUSLY FAXED:          YES    NO  (CIRCLE ONE)
--------------------------------------------------------------------------------

1.     BEGINNING OF THE MONTH ACCOUNTS PAYABLE BALANCE      $___________________
2.     Purchases                                            $___________________
3.     Disbursements                                        $___________________
4.     Other adjustments                                    $___________________
5.     ENDING ACCOUNTS PAYABLE BALANCE PER ACCOUNTS PAYABLE $___________________
       AGING
6.     Book overdraft                                       $___________________
7.     Adjusted end of month accounts payable balance       $___________________
8.     Held checks at the end of the month                  $___________________
       For the month Ending:_______________________
       (Note:  Attach Accounts Payable Aging)

The undersigned hereby certifies that all of the information shown above is true and correct on the date hereof.



       Signed________________________________________________________
       Title_________________________________________________________
                       Must be CFO [or _________________]

                                    EXHIBIT E
                          GE CAPITAL COMMERCIAL FINANCE
                      DAILY ACCOUNTS RECEIVABLE ROLLFORWARD


------------------------------------------------------------------------------------------------------------------------------------
BORROWER NAME:  ZECAL CORP.                                      CERTIFICATE NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
DATE:                                                            PREVIOUSLY FAXED:          YES      NO      (CIRCLE ONE)
------------------------------------------------------------------------------------------------------------------------------------

Date: __________  A/R Balance _____________
                                                 -----------------------------------------------------------------------------------
                                                                                CASH DETAIL

------------------------------------------------------------------------------------------------------------------------------------
          NCRA             Debit     Credit   Gross Cash      Term/Cash                     Non-A/R    Gross A/R
  Date    Ref. #   Sales    Memos     Memos  Deposited (+)    Discounts (+)  Deductions (+) Cash (-)   Cash Reduction    A/R Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
                                                                                                           $0.00          $0.00
              ----------------------------------------------------------------------------------------------------------------------
Month Total
              ----------------------------------------------------------------------------------------------------------------------

Note:    Attach Accounts Receivable Detailed Aging

         The undersigned hereby certifies that all of the information shown above is true and correct on the date hereof.

                      Signed____________________________________________________
                      Title_____________________________________________________
                                     Must be CFO [or _________________]

                                    EXHIBIT F
                          FORM OF REVOLVING CREDIT NOTE


$4,000,000                                                    ____________, 1998
                                                              Chicago, Illinois

         For value received, the receipt and sufficiency of which are hereby acknowledged, Zecal Corp., a Delaware C corporation ("Borrower"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), $4,000,000 or such greater or lesser amount as shall be advanced by Lender from time to time, together with interest on the unpaid balance of such amount from the date of the initial Revolving Credit Advance. This Note is the Revolving Credit Note issued under the Loan and Security Agreement between Borrower and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

         Interest on the outstanding principal balance under this Note is payable at the Revolving Credit Rate, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Termination Date. Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. Borrower acknowledges that (a) Lender is authorized under the Agreement to charge to the Revolving Credit Loan unpaid Obligations of Borrower to Lender,
(b) the principal amount of the Revolving Credit Loan will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Agreement.

         To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

         Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

         Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

         BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.


                                        ZECAL CORP., as Borrower


                                        By
                                             ___________________________________
                                           Name:  Leon F. Fiorentino
                                             Title:  Vice President

                                    EXHIBIT G




                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT H
                             SECRETARIAL CERTIFICATE


         The undersigned hereby certifies that he or she is the duly elected and acting Secretary or Assistant Secretary of ________________________, a ___________ C corporation ("Credit Party"), and as such is the custodian of Credit Party's Books and Records and is authorized to execute and deliver this Certificate in connection with the Loans being made to Credit Party by General Electric Capital Corporation, as Lender under the Loan and Security Agreement ("Agreement") of even date herewith. Capitalized terms not defined in this Certificate shall have the meanings ascribed to them in the Agreement. In order to induce General Electric Capital Corporation to execute the Agreement and make the Loans, the undersigned certifies (in his or her secretarial capacity, and on behalf of Credit Party) as follows:

1. Attached as Attachment 1 hereto is a full, complete, and correct copy of Credit Party's articles or certificate of incorporation or other creating instrument ("Charter") as filed and recorded with the Secretary of State of ___________, which Charter has not been rescinded or amended and remains in full force and effect in its entirety.

2. Attached as Attachment 2 is a copy of a written confirmation from the Secretary of State of ___________, dated __________ confirming that the Charter of Credit Party in the form of Attachment 1 remains on file and that Credit Party is a C corporation in good standing in the State of ___________.

3. Attached as Attachment 3 is a copy of the By-Laws of Credit Party, and as of the Closing Date the By-Laws are in full force and effect and have not been amended or rescinded.

4. Attached as Attachment 4 are copies of good standing certificates dated not more than thirty (30) days prior to the Closing Date for each state or jurisdiction in which Credit Party does business confirming that Credit Party is qualified to engage in business in such jurisdiction and such qualification is in good standing.

5. Attached as Attachment 5 are copies of the Resolutions of the Board of Directors of Credit Party duly adopted by Credit Party's Board of Directors in a meeting duly called upon proper notice, or by written consent in conformity with the corporate and other laws of such Credit Party's state of incorporation and with Credit Party's Charter and By-Laws, which Resolutions authorize (a) Credit Party to execute and deliver the Loan Documents to which it is a party and to borrow the funds intended to be borrowed thereunder, and (b) the officers of Credit Party to execute and deliver the Loan Documents to which it is a party. There is no provision of Credit Party's Charter or By-Laws limiting or contravening the Resolutions attached as Attachment 5, which Resolutions have not been amended, modified, revoked or rescinded and are in full force and effect.

6. No consent, license or approval of any Governmental Authority or any other Person is necessary in connection with the execution and delivery of the Loan Documents by Credit Party.

         The undersigned officers and employees of Credit Party have been elected to the positions set forth opposite their respective names below, are qualified to act in such capacities and to execute and deliver the Loan Documents on behalf of Credit Party, and the signature set opposite each name is the authentic signature of such officer or employee:

     NAME                                     TITLE                                    SIGNATURE

Leon F. Fiorentino                        Vice President                           ___________________________

                                                                                   ___________________________

                                                                                   ___________________________


         IN WITNESS WHEREOF, the undersigned have executed this Certificate on ___________, 1998.


                                  ----------------------------------------------
                                  Secretary of _______________________

         The Undersigned, the Vice President of Credit Party, hereby certifies that ___________________________ is the Secretary of Credit Party and is authorized to execute and deliver this Certificate.


                                  ----------------------------------------------
                                  Name:  Leon F. Fiorentino

                                  Date:    ___________, 1998

                                   EXHIBIT H-1
                             SECRETARIAL CERTIFICATE


         The undersigned hereby certifies that he or she is the duly elected and acting Secretary or Assistant Secretary of P.G. Design Electronics, Inc., a Delaware C corporation ("Credit Party"), and as such is the custodian of Credit Party's Books and Records and is authorized to execute and deliver this Certificate in connection with the Loans being made to ____________________________ by General Electric Capital Corporation, as Lender under the Loan and Security Agreement ("Agreement") of even date herewith. Capitalized terms not defined in this Certificate shall have the meanings ascribed to them in the Agreement. In order to induce General Electric Capital Corporation to execute the Agreement and make the Loans, the undersigned certifies (in his or her secretarial capacity, and on behalf of Credit Party) as follows:

         Attached as Attachment 1 hereto is a full, complete, and correct copy of Credit Party's certificate of incorporation ("Charter") as filed and recorded with the Secretary of State of Delaware, which Charter has not been rescinded or amended and remains in full force and effect in its entirety.

2. Attached as Attachment 2 is a copy of a written confirmation from the Secretary of State of Delaware, dated __________ confirming that the Charter of Credit Party in the form of Attachment 1 remains on file and that Credit Party is a corporation in good standing in the State of Delaware.

3. Attached as Attachment 3 is a copy of the By-Laws of Credit Party, and as of the Closing Date the By-Laws are in full force and effect and have not been amended or rescinded.

4. Attached as Attachment 4 are copies of good standing certificates dated not more than thirty (30) days prior to the Closing Date for each state or jurisdiction in which Credit Party does business confirming that Credit Party is qualified to engage in business in such jurisdiction and such qualification is in good standing.

5. Attached as Attachment 5 are copies of the Resolutions of the Board of Directors of Credit Party duly adopted by Credit Party's Board of Directors in a meeting duly called upon proper notice, or by written consent in conformity with the corporate and other laws of such Credit Party's state of incorporation and with Credit Party's Charter and By-Laws, which Resolutions authorize (a) Credit Party to execute and deliver the Loan Documents to which it is a party and to guaranty the obligations of _____________, and (b) the officers of Credit Party to execute and deliver the Loan Documents to which it is a party. There is no provision of Credit Party's Charter or By-Laws limiting or contravening the Resolutions attached as Attachment 5, which Resolutions have not been amended, modified, revoked or rescinded and are in full force and effect.

6. No consent, license or approval of any Governmental Authority or any other Person is necessary in connection with the execution and delivery of the Loan Documents by Credit Party.

         The undersigned officers and employees of Credit Party have been elected to the positions set forth opposite their respective names below, are qualified to act in such capacities and to execute and deliver the Loan Documents on behalf of Credit Party, and the signature set opposite each name is the authentic signature of such officer or employee:

     NAME                                     TITLE                                    SIGNATURE

Leon F. Fiorentino                        Vice President                           ___________________________

                                                                                   ___________________________

                                                                                   ___________________________


         IN WITNESS WHEREOF, the undersigned have executed this Certificate on ___________, 1998.


                                  ----------------------------------------------
                                  Secretary of P.G. Design Electronics, Inc.

         The Undersigned, the Chief Executive Officer of Credit Party, hereby certifies that _____________________________ is the Secretary of Credit Party and is authorized to execute and deliver this Certificate.


                                  ----------------------------------------------
                                  Name:    ________________________

                                  Date:    ___________, 1998

                                    EXHIBIT I
                                POWER OF ATTORNEY


         This Power of Attorney is executed and delivered by _________________________ ("Credit Party"), to General Electric Capital Corporation (hereinafter referred to as "Attorney"), as Lender, under a Loan and Security Agreement dated as even date herewith (the "Agreement"; capitalized terms are used herein as defined in the Agreement) between Credit Party and Attorney. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Credit Party as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Credit Party irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Credit Party without Attorney's written consent upon payment in full of all Obligations due to Attorney under the Loan Documents.

         Credit Party hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Credit Party's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Credit Party and in the name of Credit Party or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Credit Party hereby grants to Attorney the power and right, on behalf of Credit Party, without notice to or assent by Credit Party, and at any time, to do the following: (a) change the address for delivery of mail, open mail for Credit Party, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Credit Party; (b) effect any repairs to any asset of Credit Party, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Credit Party or its property; (d) defend any suit, action or proceeding brought against Credit Party if Credit Party does not defend such suit, action or proceeding or if Attorney believes that Credit Party is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Credit Party whenever payable and to enforce any other right in respect of Credit Party's property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any property of Credit Party, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by Credit Party to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts; (2) an aging of all accounts; (3) trial balances; (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory, all as though Attorney were the absolute owner of the property of Credit Party for all purposes, and to do, at Attorney's option and Credit Party's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Credit Party's property or assets and Attorney's Liens thereon, all as fully and effectively as Credit Party might do. Credit Party hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

         Lender shall not be empowered pursuant to this Power of Attorney to take any action unless an Event of Default has occurred and is continuing except that regardless of whether an Event of Default has occurred and is continuing Lender may execute UCC financing statements on behalf of Credit Party that it deems advisable to perfect its Liens under any Loan Document.

         IN WITNESS WHEREOF, this Power of Attorney is executed by Credit Party, and Credit Party has caused its seal to be affixed pursuant to the authority of its Board of Directors on _________________________.


____________________________         ATTEST:__________________________________


By   ______________________________
     Name:  Leon F. Fiorentino                                (SEAL)
     Title:  Vice President

Notarization in appropriate form for the state of execution is required.

                                    EXHIBIT J
                        FORM OF CERTIFICATE OF COMPLIANCE


                    [USE BORROWER LETTERHEAD WITH THIS FORM]



                                     [DATE]



To:      Account Manager

         This is to certify that in accordance with Section 4.1 (d) of the Loan and Security Agreement dated ___________, 1998 (the "Agreement"; capitalized terms are used herein as defined in the Agreement) that the attached Financial Statements are complete and true and have been prepared in conformance with GAAP. In addition there are no Defaults or Events of Default continuing as of such date [IF THERE ARE ACCEPTABLE EXCEPTIONS, LIST THEM].

         Also attached are the covenant calculations used in determining compliance with the financial covenants contained in Schedule G to the Agreement.

                               Very truly yours,


                               ----------------------------------
                               Chief Executive Officer, ____________________ [OR CHIEF FINANCIAL OFFICER, __________________]

CLIENT NAME:
FYE:
COVENANT:

                 --------------------------------------------------------------------------------------------------------------
                                                 CASH                     MO. FIXED ROLLING    ROLLING    ROLLING
                 EBITDA  CAPEX  TOTAL  INTEREST  TAXES  PRINCIPAL  TOTAL  CHARGE    3 MO. FCC  6 MO. FCC  12 MO. FCC   REQUIRED
---------------- --------------------------------------------------------------------------------------------------------------
        Month 1
---------------- --------------------------------------------------------------------------------------------------------------
        Month 2
---------------- --------------------------------------------------------------------------------------------------------------
        Month 3
---------------- --------------------------------------------------------------------------------------------------------------
        Month 4
---------------- --------------------------------------------------------------------------------------------------------------
        Month 5
---------------- --------------------------------------------------------------------------------------------------------------
        Month 6
---------------- --------------------------------------------------------------------------------------------------------------
        Month 7
---------------- --------------------------------------------------------------------------------------------------------------
        Month 8
---------------- --------------------------------------------------------------------------------------------------------------
        Month 9
---------------- --------------------------------------------------------------------------------------------------------------
       Month 10
---------------- --------------------------------------------------------------------------------------------------------------
       Month 11
---------------- --------------------------------------------------------------------------------------------------------------
       Month 12
---------------- --------------------------------------------------------------------------------------------------------------

---------------- --------------------------------------------------------------------------------------------------------------
    1st Quarter
---------------- --------------------------------------------------------------------------------------------------------------
    2nd Quarter
---------------- --------------------------------------------------------------------------------------------------------------
    3rd Quarter
---------------- --------------------------------------------------------------------------------------------------------------
    4th Quarter
---------------- --------------------------------------------------------------------------------------------------------------
  ANNUAL TOTALS
---------------- --------------------------------------------------------------------------------------------------------------


-------------------------------------    --------------------------------------
   COVENANT:     MINIMUM NET WORTH          COVENANT:     CAPITAL EXPENDITURES
 YEAR ENDING                                YEAR ENDING
  MINIMUM NW                                MAXIMUM
      ACTUAL                                ACTUAL
-------------------------------------    --------------------------------------


IN COMPLIANCE:  VP PORTFOLIO ________________ ACCOUNT MANAGER __________________